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                           AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                                December 1, 2009

                        (as supplemented March 1, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American High-Income Trust
(the "fund" or "AHIT") dated December 1, 2009. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           American High-Income Trust
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      AHITX        Class 529-A          CITAX    Class R-1          RITAX
Class B      AHTBX        Class 529-B          CITBX    Class R-2          RITBX
Class C      AHTCX        Class 529-C          CITCX    Class R-3          RITCX
Class F-1    AHTFX        Class 529-E          CITEX    Class R-4          RITEX
Class F-2    AHIFX        Class 529-F-1        CITFX    Class R-5          RITFX
                                                        Class R-6          RITGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Investment portfolio
Financial statements

                      American High-Income Trust -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 65% of its assets in lower quality, lower rated debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the fund's investment adviser to be of equivalent quality), including corporate loans, and other similar securities, including preferred stock.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

..    The fund may invest up to 25% of its assets in equity securities (including common stock, warrants and rights) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

INVESTING OUTSIDE THE U.S.

..    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                      American High-Income Trust -- Page 2
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          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

                      American High-Income Trust -- Page 3
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The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

LOAN ASSIGNMENTS AND PARTICIPATIONS -- The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower's assets and liabilities (recapitalizations), to merge with or acquire another company
(mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors'
claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund's only recourse will be against the collateral securing the DIP financing.

                      American High-Income Trust -- Page 4
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The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary.
Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser's decision not to receive material, non-public information may impact the investment adviser's ability to assess a borrower's requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the ability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system.  Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund's interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

                      American High-Income Trust -- Page 5
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Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

                      American High-Income Trust -- Page 6
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SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have  less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries.
The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

                      American High-Income Trust -- Page 7
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CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REINSURANCE RELATED NOTES AND BONDS -- The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds.
Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Association (Ginnie Mae), the
     Veterans Administration (VA), the Federal Housing Administration (FHA), the
     Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation
     (OPIC), the Commodity Credit Corporation (CCC) and the Small Business
     Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter;

                      American High-Income Trust -- Page 8
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some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan
Mortgage Corporation (Freddie Mac), Federal National Mortgage Association
(Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans

                      American High-Income Trust -- Page 9
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     generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit

                     American High-Income Trust -- Page 10
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issued by savings banks or savings associations), (d) securities of the U.S.
government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                     American High-Income Trust -- Page 11

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES, ALTHOUGH IT HAS
NO CURRENT INTENTION TO DO SO OVER THE NEXT TWELVE MONTHS:

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

OPTIONS ON U.S. TREASURY SECURITIES - The fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell
(buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options").
Exchange-traded options have standardized exercise prices and expiration dates;
OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which may be taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund's portfolio turnover rates for the fiscal years ended September 30,
2009 and 2008 were 43% and 35%, respectively. The portfolio turnover rate would equal 100% if each security in a fund's portfolio were replaced once per year.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                     American High-Income Trust -- Page 12

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts);

5.   Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
15% of the fund's net assets;

6.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

7.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse

                     American High-Income Trust -- Page 13

repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days
(excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

11.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. government securities.

For purposes of investment restriction #7, the investment adviser considers investments in corporate loans to be a purchase of debt securities.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

5.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                     American High-Income Trust -- Page 14

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                     NUMBER OF
 POSITION WITH FUND                                              PORTFOLIOS/3/
 (YEAR FIRST ELECTED                PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)                   DURING PAST FIVE YEARS        BY TRUSTEE              BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
 Lee A. Ault III, 73             Private investor and                 37         Anworth Mortgage Asset
 Trustee (2010)                  corporate director; former                      Corporation; Office Depot,
                                 Chairman of the Board,                          Inc.
                                 In-Q-Tel, Inc. (technology
                                 venture company funded
                                 principally by the Central
                                 Intelligence Agency); former
                                 Chairman of the Board,
                                 President and CEO,
                                 Telecredit, Inc. (payment
                                 services)
--------------------------------------------------------------------------------------------------------------
 William H. Baribault, 64        Chairman and CEO, Oakwood            37         None
 Trustee (2010)                  Enterprises (private
                                 investment and consulting);
                                 former Chairman of the Board,
                                 President and CEO,
                                 Professional Business Bank
                                 (financial services for small
                                 businesses); former President
                                 and CEO, Henry Company
                                 (building products)
--------------------------------------------------------------------------------------------------------------
 Ambassador Richard G. Capen,    Corporate director and               12         Carnival Corporation
 Jr., 75                         author; former U.S.
 Trustee (1999)                  Ambassador to Spain; former
                                 Vice Chairman, Knight-Ridder,
                                 Inc. (communications
                                 company); former Chairman and
                                 Publisher, The Miami Herald
--------------------------------------------------------------------------------------------------------------
 James G. Ellis, 62              Dean and Professor of                40         Quiksilver, Inc.
 Trustee (2006)                  Marketing, Marshall School of
                                 Business, University of
                                 Southern California
--------------------------------------------------------------------------------------------------------------
 Martin Fenton, 74               Chairman of the Board, Senior        40         None
 Chairman of the Board           Resource Group LLC
 (Independent and                (development and management
 Non-Executive) (1989)           of senior living communities)
--------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 63           President and CEO, Fuller            40         None
 Trustee (1994)                  Consulting (financial
                                 management consulting firm)
--------------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 15

 NAME, AGE AND                                                     NUMBER OF
 POSITION WITH FUND                                              PORTFOLIOS/3/
 (YEAR FIRST ELECTED                PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)                   DURING PAST FIVE YEARS        BY TRUSTEE              BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
 W. Scott Hedrick, 64            Founding General Partner,            37         Hot Topic, Inc.;
 Trustee (2010)                  InterWest Partners (venture                     Office Depot, Inc.
                                 capital firm focused on
                                 information technology and
                                 life sciences); Visiting
                                 lecturer, Stanford Graduate
                                 School of Business
--------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 63             Private investor; former             43         JPMorgan Value Opportunities
 Trustee (2005)                  President, Dumbarton Group                      Fund, Inc.;
                                 LLC (securities industry                        The Swiss Helvetia Fund,
                                 consulting); former Executive                   Inc.
                                 Vice President - Policy and
                                 Oversight, NASD
--------------------------------------------------------------------------------------------------------------
 Merit E. Janow, 51              Professor, Columbia                  40         The NASDAQ Stock Market LLC;
 Trustee (2010)                  University, School of                           Trimble Navigation Limited
                                 International and Public
                                 Affairs; former Member, World
                                 Trade Organization Appellate
                                 Body
--------------------------------------------------------------------------------------------------------------
 Laurel B. Mitchell, Ph.D., 54   Director, Accounting Program,        37         None
 Trustee (2010)                  University of Redlands
--------------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 75        Chairman of the Board, AECOM         13         Sempra Energy;
 Trustee (1991)                  Technology Corporation                          SouthWest Water Company
                                 (engineering, consulting and
                                 professional technical
                                 services)
--------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 66            Principal, The Sanchez Family        37         None
 Trustee (1999)                  Corporation dba McDonald's
                                 Restaurants (McDonald's
                                 licensee)
--------------------------------------------------------------------------------------------------------------
 Margaret Spellings, 52          President and CEO, Margaret          37         None
 Trustee (2010)                  Spellings & Company; former
                                 United States Secretary of
                                 Education, United States
                                 Department of Education -
                                 Federal Government Agency;
                                 former Assistant to the
                                 President for Domestic
                                 Policy, The White House -
                                 Federal Government, Executive
                                 Branch - Domestic Policy
--------------------------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D., 60       President and Professor of           40         None
 Trustee (2007)                  Anthropology, The University
                                 of Tulsa; former President
                                 and Professor of Archaeology,
                                 Claremont Graduate University
--------------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 16

"INTERESTED" TRUSTEES/6/,/7/

                                  PRINCIPAL OCCUPATION(S)
                                  DURING PAST FIVE YEARS
 NAME, AGE AND                         AND POSITIONS             NUMBER OF
 POSITION WITH FUND            HELD WITH AFFILIATED ENTITIES   PORTFOLIOS/3/
 (YEAR FIRST ELECTED           OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/OFFICER/2/)               OF THE FUND             BY TRUSTEE             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 61        Vice Chairman of the Board,          12         None
 Vice Chairman of the Board    Capital Research and
 (1987)                        Management Company; Senior
                               Vice President - Fixed
                               Income, Capital Research and
                               Management Company
-----------------------------------------------------------------------------------------------------------
 David C. Barclay, 53          Senior Vice President - Fixed         1         None
 President (1995)              Income, Capital Research and
                               Management Company
-----------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 17

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED             AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)                OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------
 Jennifer L. Hinman, 51     Senior Vice President - Fixed Income, Capital Research
 Senior Vice President      Company*; Director, Capital Research Company*;
 (2001)                     Director, Capital International Research, Inc.*
------------------------------------------------------------------------------------
 Susan M. Tolson, 47        Senior Vice President - Fixed Income, Capital Research
 Senior Vice President      and Management Company
 (1997)
------------------------------------------------------------------------------------
 David A. Daigle, 42        Senior Vice President - Fixed Income, Capital Research
 Vice President (2008)      Company*
------------------------------------------------------------------------------------
 Marcus B. Linden, 43       Senior Vice President - Fixed Income, Capital Research
 Vice President (2008)      Company*
------------------------------------------------------------------------------------
 Kristine M.                Vice President and Senior Counsel - Fund Business
 Nishiyama, 39              Management Group, Capital Research and Management
 Vice President (2003)      Company; Vice President and Counsel, Capital Bank and
                            Trust Company*
------------------------------------------------------------------------------------
 Kimberly S. Verdick, 45    Vice President - Fund Business Management Group,
 Secretary (1994)           Capital Research and Management Company
------------------------------------------------------------------------------------
 Ari M. Vinocor, 35         Vice President - Fund Business Management Group,
 Treasurer (2007)           Capital Research and Management Company
------------------------------------------------------------------------------------
 Courtney R. Taylor, 34     Assistant Vice President - Fund Business Management
 Assistant Secretary        Group, Capital Research and Management Company
 (2006)
------------------------------------------------------------------------------------
 M. Susan Gupton, 36        Vice President - Fund Business Management Group,
 Assistant Treasurer        Capital Research and Management Company
 (2008)
------------------------------------------------------------------------------------

*  Company affiliated with Capital Research and Management Company.

1  The term "independent" trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the 1940 Act.
2  Trustees and officers of the fund serve until their resignation, removal or retirement.
3  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.
5  The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in
   1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2008 gross revenues.
6  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
7  All of the officers listed, except David Daigle, Jennifer L. Hinman and Marcus
   B. Linden are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                     American High-Income Trust -- Page 18

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2008:

                                                                                   AGGREGATE
                                                                                    DOLLAR
                                                                                  RANGE/1/ OF
                                                                                  INDEPENDENT
                                               AGGREGATE                           TRUSTEES
                                            DOLLAR RANGE/1/       DOLLAR           DEFERRED
                                               OF SHARES        RANGE/1 /OF     COMPENSATION/2/
                                               OWNED IN         INDEPENDENT      ALLOCATED TO
                                               ALL FUNDS         TRUSTEES          ALL FUNDS
                                                IN THE           DEFERRED           WITHIN
                         DOLLAR RANGE/1/    AMERICAN FUNDS    COMPENSATION/2/   AMERICAN FUNDS
                             OF FUND        FAMILY OVERSEEN      ALLOCATED      FAMILY OVERSEEN
         NAME             SHARES OWNED        BY TRUSTEE          TO FUND         BY TRUSTEE
------------------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
------------------------------------------------------------------------------------------------
 Lee A. Ault III/3/           None           Over $100,000          N/A               N/A
------------------------------------------------------------------------------------------------
 William H. Baribault/3/      None               None               N/A               N/A
------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.        None           Over $100,000          N/A          Over $100,000
------------------------------------------------------------------------------------------------
 James G. Ellis         $10,001 - $50,000    Over $100,000          N/A               N/A
------------------------------------------------------------------------------------------------
 Martin Fenton          $10,001 - $50,000    Over $100,000          N/A          Over $100,000
------------------------------------------------------------------------------------------------
 Leonard R. Fuller      $10,001 - $50,000      $50,001 -       $1 - $10,000      Over $100,000
                                               $100,000
------------------------------------------------------------------------------------------------
 W. Scott Hedrick/3/          None               None               N/A               N/A
------------------------------------------------------------------------------------------------
 R. Clark Hooper        $10,001 - $50,000    Over $100,000          N/A            $50,001 -
                                                                                   $100,000
------------------------------------------------------------------------------------------------
 Merit E. Janow/3/            None           Over $100,000          N/A               N/A
------------------------------------------------------------------------------------------------
 Laurel B. Mitchell/3/        None               None               N/A               N/A
------------------------------------------------------------------------------------------------
 Richard G. Newman        $1 - $10,000       Over $100,000          N/A               N/A
------------------------------------------------------------------------------------------------
 Frank M. Sanchez         $ 1 - $10,000    $10,001 - $50,000        N/A               N/A
------------------------------------------------------------------------------------------------
 Margaret Spellings/3/        None               None               N/A               N/A
------------------------------------------------------------------------------------------------
 Steadman Upham               None           Over $100,000          N/A          Over $100,000
------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 19

FUND SHARES OWNED BY TRUSTEES AS OF NOVEMBER 30, 2009:

                                                             AGGREGATE
                                                          DOLLAR RANGE/1/
                                                             OF SHARES
                                                              OWNED IN
                                                             ALL FUNDS
                                                               IN THE
                             DOLLAR RANGE/1/               AMERICAN FUNDS
                                 OF FUND                  FAMILY OVERSEEN
         NAME                  SHARES OWNED                  BY TRUSTEE
--------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
--------------------------------------------------------------------------------
 Lee A. Ault III                   None                    Over $100,000
--------------------------------------------------------------------------------
 William H. Baribault              None                         None
--------------------------------------------------------------------------------
 Richard G. Capen, Jr.             None                    Over $100,000
--------------------------------------------------------------------------------
 James G. Ellis             $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 Martin Fenton              $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 Leonard R. Fuller           $10,001 - $50,000           $50,001 - $100,000
--------------------------------------------------------------------------------
 W. Scott Hedrick                  None                         None
--------------------------------------------------------------------------------
 R. Clark Hooper            $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 Merit E. Janow                    None                    Over $100,000
--------------------------------------------------------------------------------
 Laurel B. Mitchell            $1 - $10,000              $10,001 - $50,000
--------------------------------------------------------------------------------
 Richard G. Newman             $1 - $10,000                Over $100,000
--------------------------------------------------------------------------------
 Frank M. Sanchez             $ 1 - $10,000              $10,001 - $50,000
--------------------------------------------------------------------------------
 Margaret Spellings                None                         None
--------------------------------------------------------------------------------
 Steadman Upham                    None                    Over $100,000
--------------------------------------------------------------------------------

                     American High-Income Trust -- Page 20

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2008:

                                                          AGGREGATE
                                                       DOLLAR RANGE/1/
                                                          OF SHARES
                                                           OWNED IN
                                                          ALL FUNDS
                                                            IN THE
                          DOLLAR RANGE/1/               AMERICAN FUNDS
                              OF FUND                  FAMILY OVERSEEN
       NAME                 SHARES OWNED                  BY TRUSTEE
-----------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-----------------------------------------------------------------------------
 Paul G. Haaga, Jr.         Over $100,000               Over $100,000
-----------------------------------------------------------------------------
 David C. Barclay           Over $100,000               Over $100,000
-----------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
   Companies, Inc. retirement plan and 401(k) plan.
2  Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
3  Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow,
   Laurel B. Mitchell and Margaret Spellings were elected to the board effective
   January 1, 2010. A separate table has been provided with the fund shares owned by independent trustees as of November 30, 2009.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $1,216 to $8,506, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

                     American High-Income Trust -- Page 21

TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2009

                                                              TOTAL COMPENSATION (INCLUDING
                                                                   VOLUNTARILY DEFERRED
                                                                     COMPENSATION/1/)
                                    AGGREGATE COMPENSATION      FROM ALL FUNDS MANAGED BY
                                    (INCLUDING VOLUNTARILY         CAPITAL RESEARCH AND
                                   DEFERRED COMPENSATION/1/)            MANAGEMENT
 NAME                                    FROM THE FUND         COMPANY OR ITS AFFILIATES/2/
--------------------------------------------------------------------------------------------
 Lee A. Ault III/3/                           None                       $172,616
--------------------------------------------------------------------------------------------
 William H. Baribault/3/                      None                         94,956
--------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.                     $15,657                        247,056
--------------------------------------------------------------------------------------------
 James G. Ellis                             14,276                        231,541
--------------------------------------------------------------------------------------------
 Martin Fenton/4/                           15,452                        442,161
--------------------------------------------------------------------------------------------
 Leonard R. Fuller/4/                       14,923                        364,573
--------------------------------------------------------------------------------------------
 W. Scott Hedrick/3/                          None                        139,943
--------------------------------------------------------------------------------------------
 R. Clark Hooper                            14,972                        396,947
--------------------------------------------------------------------------------------------
 Merit E. Janow/3/                            None                        221,633
--------------------------------------------------------------------------------------------
 Laurel B. Mitchell/3/                        None                         88,695
--------------------------------------------------------------------------------------------
 Richard G. Newman                          13,680                        320,873
--------------------------------------------------------------------------------------------
 Frank M. Sanchez                           15,800                        159,277
--------------------------------------------------------------------------------------------
 Margaret Spellings/3/                        None                         46,792
--------------------------------------------------------------------------------------------
 Steadman Upham/4/                          15,541                        244,015
--------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3  Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow,
   Laurel B. Mitchell and Margaret Spellings were elected to the board effective
   January 1, 2010.
4  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating trustees is as follows: Martin Fenton ($69,004),
   Leonard R. Fuller ($3,362) and Steadman Upham ($27,439). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of December 1, 2009, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987. At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved the reorganization of the fund to a
Delaware statutory trust. The reorganization is expected to be completed in 2010 or early 2011; however, the fund reserves the right to delay the

                     American High-Income Trust -- Page 22

implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC's website at sec.gov. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Richard G. Capen, Jr.; Laurel B. Mitchell; Frank M. Sanchez; and Steadman
Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The

                     American High-Income Trust -- Page 23

committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Lee A. Ault III; William H.
Baribault; Richard G. Capen, Jr.; James G. Ellis; Martin Fenton; Leonard R.
Fuller; W. Scott Hedrick; R. Clark Hooper; Merit E. Janow; Laurel B. Mitchell;
Richard G. Newman; Frank M. Sanchez; Margaret Spellings; and Steadman Upham,
none of whom is an "interested person" of the fund within the meaning of the
1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal
Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2009 fiscal year.

The fund has a nominating and governance committee comprised of Lee A. Ault III;
William H. Baribault; James G. Ellis; R. Clark Hooper; Merit E. Janow; and
Laurel B. Mitchell, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Five nominating and governance committee meetings  were held during the 2009 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate

                     American High-Income Trust -- Page 24

investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

                     American High-Income Trust -- Page 25

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2009. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

             NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------
 Edward D. Jones & Co.                       Record      Class A        24.25%
 Omnibus Account                                         Class B        16.63
 Maryland Heights, MO
--------------------------------------------------------------------------------
 First Clearing, LLC                         Record      Class A         8.31
 Custody Account                                         Class B        11.59
 St. Louis, MO                                           Class C        13.77
                                                         Class F-1       8.58
--------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.              Record      Class C         8.93
 Omnibus Account                                         Class F-1       9.58
 New York, NY
--------------------------------------------------------------------------------
 Merrill Lynch                               Record      Class C         8.83
 Omnibus Account                                         Class F-2      16.97
 Jacksonville, FL
--------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                  Record      Class F-1      11.09
 Custody Account                                         Class F-2      10.11
 San Francisco, CA                                       Class R-5       6.71
--------------------------------------------------------------------------------
 LPL Financial                               Record      Class F-2       5.00
 Omnibus Account
 San Diego, CA
--------------------------------------------------------------------------------
 Nationwide Trust Company                    Record      Class R-3      17.86
 Columbus, OH                                            Class R-5       7.29
                                                         Class R-6      19.92
--------------------------------------------------------------------------------
 The Capital Group Companies                 Record      Class R-5      25.72
 Retirement Plans                            Beneficial
 Los Angeles, CA
--------------------------------------------------------------------------------
 Edward D. Jones & Co.                       Record      Class R-5       7.28
 Retirement Plan                             Beneficial
 Norwood, MA
--------------------------------------------------------------------------------
 Delta                                       Record      Class R-5       6.15
 Retirement Plan                             Beneficial
 Minneapolis, MN
--------------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA         Record      Class R-5       5.92
 Omnibus Account
 Boston, MA
--------------------------------------------------------------------------------
 American Funds 2010 Target Date             Record      Class R-6      42.56
 Retirement Fund
 Norfolk, VA
--------------------------------------------------------------------------------
 The Capital Group Companies                 Record      Class R-6      34.73
 Charitable Foundation                       Beneficial
 Irvine, CA
--------------------------------------------------------------------------------

                     American High-Income Trust -- Page 26

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

                     American High-Income Trust -- Page 27

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Barclays Capital U.S.
Corporate High Yield Index 2% Issuer Cap and Lipper High Current Yield Bond Funds
Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                     American High-Income Trust -- Page 28

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2009:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER           NUMBER
                                      REGISTERED           POOLED           OF OTHER
                                      INVESTMENT         INVESTMENT         ACCOUNTS
                                   COMPANIES (RICS)    VEHICLES (PIVS)      FOR WHICH
                                       FOR WHICH          FOR WHICH         PORTFOLIO
                                       PORTFOLIO          PORTFOLIO         COUNSELOR
                     DOLLAR RANGE      COUNSELOR          COUNSELOR       IS A MANAGER
                       OF FUND       IS A MANAGER       IS A MANAGER       (ASSETS OF
     PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------
 Abner D.                Over         2      $158.4         None              None
 Goldstine            $1,000,000
------------------------------------------------------------------------------------------
 David C. Barclay        Over         4      $213.2      3       $0.54     17      $6.75
                      $1,000,000
------------------------------------------------------------------------------------------
 David A. Daigle      $500,001 -         None               None              None
                      $1,000,000
------------------------------------------------------------------------------------------
 Marcus B. Linden     $50,001 -       1      $ 95.4         None              None
                       $100,000
------------------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
   $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
   No fund has an advisory fee that is based on the performance of the fund.
3  Represents funds advised or sub-advised by Capital Research and Management
   Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
   Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

                     American High-Income Trust -- Page 29

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                 IN EXCESS OF                    UP TO
-----------------------------------------------------------------------------

       0.30%              $             0              $    60,000,000
-----------------------------------------------------------------------------
       0.21                    60,000,000                 1,000,000,00
-----------------------------------------------------------------------------
       0.18                 1,000,000,000                3,000,000,000
-----------------------------------------------------------------------------
       0.16                 3,000,000,000                6,000,000,000
-----------------------------------------------------------------------------
       0.15                 6,000,000,000               10,000,000,000
-----------------------------------------------------------------------------
       0.14                10,000,000,000               15,000,000,000
-----------------------------------------------------------------------------
      0.135                15,000,000,000
-----------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                              Monthly gross income

        RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

       3.00%                 $         0                 $ 8,333,333
----------------------------------------------------------------------------
       2.50                    8,333,333                  25,000,000
----------------------------------------------------------------------------
       2.00                   25,000,000                  50,000,000
----------------------------------------------------------------------------
       1.50                   50,000,000
----------------------------------------------------------------------------

                     American High-Income Trust -- Page 30

For the fiscal years ended September 30, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $40,374,000,
$42,247,000 and $40,887,000, respectively. After giving effect to the management fee waivers and advisory fee reduction described below, the fund paid the investment adviser management fees of $39,433,000 (a reduction of $941,000),
$38,022,000 (a reduction of $4,225,000) and $36,798,000 (a reduction of
$4,089,000) for the fiscal years ended September 30, 2009, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2009, the total fees paid by the investment adviser were $278,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company

                     American High-Income Trust -- Page 31

according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and
American Funds Service Company. A portion of the fees paid to American Funds
Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $1,521,000
------------------------------------------------------------------------------
              CLASS F-1                               1,927,000
------------------------------------------------------------------------------
              CLASS F-2                                 212,000
------------------------------------------------------------------------------
             CLASS 529-A                                151,000
------------------------------------------------------------------------------
             CLASS 529-B                                 25,000
------------------------------------------------------------------------------
             CLASS 529-C                                 69,000
------------------------------------------------------------------------------
             CLASS 529-E                                  8,000
------------------------------------------------------------------------------
            CLASS 529-F-1                                 7,000
------------------------------------------------------------------------------
              CLASS R-1                                  28,000
------------------------------------------------------------------------------
              CLASS R-2                                 795,000
------------------------------------------------------------------------------
              CLASS R-3                                 444,000
------------------------------------------------------------------------------
              CLASS R-4                                 196,000
------------------------------------------------------------------------------
              CLASS R-5                                 181,000
------------------------------------------------------------------------------
              CLASS R-6                                   7,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

                     American High-Income Trust -- Page 32

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2009            $5,227,000          $20,004,000
                                                  2008             5,000,000           19,170,000
                                                  2007             8,687,000           33,413,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009                74,000              645,000
                                                  2008               197,000            1,263,000
                                                  2007               371,000            2,503,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                    --            2,441,000
                                                  2008               428,000            1,962,000
                                                  2007                    --            2,971,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009               109,000              413,000
                                                  2008               129,000              492,000
                                                  2007               185,000              697,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 4,000               22,000
                                                  2008                 8,000               58,000
                                                  2007                12,000               74,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                    --               99,000
                                                  2008                13,000              108,000
                                                  2007                    --              144,000
-----------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 33

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                     American High-Income Trust -- Page 34

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------
          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1  Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
     2  The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $19,015,000                 $1,850,000
------------------------------------------------------------------------------
        CLASS B                   4,633,000                    448,000
------------------------------------------------------------------------------
        CLASS C                   8,553,000                    983,000
------------------------------------------------------------------------------
       CLASS F-1                  2,732,000                    393,000
------------------------------------------------------------------------------
      CLASS 529-A                   259,000                     25,000
------------------------------------------------------------------------------
      CLASS 529-B                   170,000                     19,000
------------------------------------------------------------------------------
      CLASS 529-C                   485,000                     60,000
------------------------------------------------------------------------------
      CLASS 529-E                    34,000                      4,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                         --
------------------------------------------------------------------------------
       CLASS R-1                    122,000                     14,000
------------------------------------------------------------------------------
       CLASS R-2                    930,000                    103,000
------------------------------------------------------------------------------
       CLASS R-3                    975,000                    111,000
------------------------------------------------------------------------------
       CLASS R-4                    303,000                     39,000
------------------------------------------------------------------------------

                     American High-Income Trust -- Page 35

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.

                     American High-Income Trust -- Page 36

     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                     American High-Income Trust -- Page 37

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

                     American High-Income Trust -- Page 38

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales

                     American High-Income Trust -- Page 39

and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
September 30, 2009, 2008 and 2007 amounted to $183,000, $87,000 and $43,000. The increase in commissions paid between 2008 and 2009 was largely due to an increase in brokerage transactions and the number of shares transacted.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $51,845,000. The fund held debt securities of Citigroup Inc. in the amount of $17,873,000.

                     American High-Income Trust -- Page 40

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                     American High-Income Trust -- Page 41

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                     American High-Income Trust -- Page 42

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below.
The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from one or more independent pricing vendors, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, proprietary pricing models and an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

                     American High-Income Trust -- Page 43

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                     American High-Income Trust -- Page 44

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                     American High-Income Trust -- Page 45

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss.

                     American High-Income Trust -- Page 46

     The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.
     Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the

                     American High-Income Trust -- Page 47

     adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the

                     American High-Income Trust -- Page 48

extent such previous sales charges do not exceed the reduction in sales charges)
for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                     American High-Income Trust -- Page 49

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                     American High-Income Trust -- Page 50

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the
Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                     American High-Income Trust -- Page 51

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

                     American High-Income Trust -- Page 52

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class
     F shares to receive the Class A shares without paying an initial Class A sales charge.

                     American High-Income Trust -- Page 53

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                     American High-Income Trust -- Page 54

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the

                     American High-Income Trust -- Page 55

          spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                     American High-Income Trust -- Page 56

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                     American High-Income Trust -- Page 57

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the

                     American High-Income Trust -- Page 58

     Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                     American High-Income Trust -- Page 59

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March
     31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

                     American High-Income Trust -- Page 60

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

     RIGHT OF REINVESTMENT -- As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the fund's right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

                     American High-Income Trust -- Page 61

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds Money Market Fund are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                     American High-Income Trust -- Page 62

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                     American High-Income Trust -- Page 63

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                     American High-Income Trust -- Page 64

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                     American High-Income Trust -- Page 65

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                     American High-Income Trust -- Page 66

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY  10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $11,366,000 for Class A shares and $694,000 for Class
B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Bingham McCutchen LLP, 355 South Grand Avenue,
Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel
("counsel") for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to
prospectus@americanfunds.com. The fund's annual financial statements are audited by the

                     American High-Income Trust -- Page 67

fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of Massachusetts, where the fund was organized, there is no express provision relating to the limitation of liability of the beneficial owners of a Massachusetts business trust.
However, under the laws of Massachusetts and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Massachusetts law does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. Under the Declaration of
Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                     American High-Income Trust -- Page 68

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $10.29
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $10.69

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                     American High-Income Trust -- Page 69

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUNDS
American Funds Money Market
Fund/SM/  . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                     American High-Income Trust -- Page 70

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                     American High-Income Trust -- Page 71

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUNDS
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659
___________
*Qualified for sale only in certain jurisdictions.

                     American High-Income Trust -- Page 72

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                     American High-Income Trust -- Page 73

The fund may also compare its investment results with the following:

(1)  The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions.
There are a total of 250 sectors which are followed by the Index.

(2)  Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $100 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of C/BB+.

(3)  Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (Baa3/BBB) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

(4)  Lipper's "High Current Yield" funds index, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical
Services. The number of funds contained in the data base varies as funds are added or deleted over time.

(5)  Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the
U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

                     American High-Income Trust -- Page 74

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     American High-Income Trust -- Page 75

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                     American High-Income Trust -- Page 76

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                     American High-Income Trust -- Page 77

B
Highly speculative.

     .    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

     .    For issuers and performing obligations, default is a real possibility.
          Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
          Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery
          Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

     .    For issuers and performing obligations, default of some kind appears probable.

     .    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

     .    For issuers and performing obligations, default is imminent.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

                     American High-Income Trust -- Page 78

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                     American High-Income Trust -- Page 79
....

[logo – American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2009

Bonds, notes & other debt instruments — 84.57%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 79.87%
CONSUMER DISCRETIONARY — 19.62%
CCH II, LLC and CCH II Capital Corp. 10.25% 20101	$62,980	$71,167
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 20111	6,000	45
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20122	50,950	52,096
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 20131	36,490	37,220
Charter Communications Operating, LLC, Term Loan B, 6.25% 20143,4,5	31,096	29,395
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 20142	37,900	38,848
Charter Communications Operating, LLC, Term Loan B, 9.25% 20143,4,5	16,499	16,726
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20142	26,500	28,819
CCH I, LLC and CCH I Capital Corp. 11.00% 20151	7,475	1,420
Univision Communications, Inc., First Lien Term Loan B, 2.533% 20143,4,5	123,170	104,569
Univision Communications Inc. 12.00% 20142	20,310	21,935
Univision Communications Inc. 10.50% 20152,3,6	144,039	111,630
NTL Cable PLC 8.75% 2014	65,893	67,540
NTL Cable PLC 8.75% 2014	€5,300	8,030
NTL Cable PLC 9.75% 2014	£3,000	5,037
NTL Cable PLC 9.125% 2016	$36,015	37,185
NTL Cable PLC 9.50% 2016	99,825	105,565
Michaels Stores, Inc., Term Loan B, 2.563% 20133,4,5	28,698	25,669
Michaels Stores, Inc. 10.00% 2014	95,825	94,867
Michaels Stores, Inc. 0%/13.00% 20167	2,170	1,465
MGM MIRAGE 8.50% 2010	3,100	3,092
Mandalay Resort Group 6.375% 2011	1,500	1,350
MGM MIRAGE 6.75% 2012	1,700	1,432
MGM MIRAGE 6.75% 2013	16,855	14,179
MGM MIRAGE 13.00% 20132	27,775	31,941
MGM MIRAGE 5.875% 2014	25,425	20,086
MGM MIRAGE 10.375% 20142	12,725	13,648
MGM MIRAGE 6.625% 2015	7,975	6,201
MGM MIRAGE 7.50% 2016	4,000	3,120
MGM MIRAGE 11.125% 20172	18,275	20,057
Allison Transmission Holdings, Inc., Term Loan B, 3.00% 20143,4,5	19,785	17,337
Allison Transmission Holdings, Inc. 11.00% 20152	38,300	37,726
Allison Transmission Holdings, Inc. 12.00% 20152,3,6	56,485	52,813
AMC Entertainment Inc. 8.00% 2014	8,175	7,930
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,700
AMC Entertainment Inc. 8.75% 2019	68,675	71,250
Macy’s Retail Holdings, Inc. 8.875% 20153	30,100	31,551
Federated Retail Holdings, Inc. 5.90% 2016	37,000	34,084
Federated Department Stores, Inc. 6.79% 2027	8,302	6,094
Federated Department Stores, Inc. 7.00% 2028	6,900	5,478
Federated Department Stores, Inc. 6.90% 2029	8,925	7,085
Federated Retail Holdings, Inc. 6.375% 2037	3,379	2,679
Toys “R” Us, Inc. 7.625% 2011	57,410	56,836
Toys “R” Us-Delaware, Inc., Term Loan B, 4.496% 20123,4,5	24,012	23,142
Toys “R” Us, Inc. 7.375% 2018	3,050	2,669
CSC Holdings, Inc., Series B, 6.75% 2012	4,500	4,657
Cablevision Systems Corp., Series B, 8.00% 2012	350	367
CSC Holdings, Inc. 8.50% 20142	31,575	33,312
CSC Holdings, Inc. 8.50% 20152	8,500	8,967
CSC Holdings, Inc. 8.625% 20192	26,700	28,436
TL Acquisitions, Inc., Term Loan B, 2.75% 20143,4,5	20,725	18,632
Thomson Learning 10.50% 20152	56,890	54,046
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	54,303	55,118
Mediacom LLC and Mediacom Capital Corp. 9.125% 20192	16,450	16,985
Dollar General Corp., Term Loan B2, 2.996% 20143,4,5	4,988	4,824
Dollar General Corp. 10.625% 2015	24,250	26,918
Dollar General Corp. 11.875% 20173,6	33,675	38,053
Boyd Gaming Corp. 7.75% 2012	27,925	27,995
Boyd Gaming Corp. 6.75% 2014	25,000	22,500
Boyd Gaming Corp. 7.125% 2016	18,000	15,930
J.C. Penney Co., Inc. 8.00% 2010	21,655	22,169
J.C. Penney Co., Inc. 9.00% 2012	8,980	9,811
J.C. Penney Co., Inc. 7.95% 2017	805	837
J.C. Penney Corp., Inc. 5.75% 2018	20,350	19,027
J.C. Penney Co., Inc. 7.125% 2023	12,000	11,100
J.C. Penney Corp., Inc. 6.375% 2036	1,265	1,050
Royal Caribbean Cruises Ltd. 8.00% 2010	3,200	3,272
Royal Caribbean Cruises Ltd. 8.75% 2011	435	447
Royal Caribbean Cruises Ltd. 7.00% 2013	3,825	3,662
Royal Caribbean Cruises Ltd. 11.875% 2015	44,825	50,652
Quebecor Media Inc. 7.75% 2016	33,400	33,233
Quebecor Media Inc. 7.75% 2016	22,370	22,258
UPC Holding BV 9.875% 20182	50,075	52,829
Cinemark USA, Inc., Term Loan B, 2.06% 20133,4,5	5,578	5,394
Cinemark USA, Inc. 8.625% 20192	42,405	44,048
Warner Music Group 7.375% 2014	18,090	17,412
Warner Music Group 9.50% 20162	28,400	30,104
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	47,925	46,487
Neiman Marcus Group, Inc. 9.75% 20153,6	48,459	41,675
Neiman Marcus Group, Inc. 10.375% 2015	1,800	1,548
CBS Corp. 8.875% 2019	36,425	40,241
Hanesbrands Inc., Series B, 4.593% 20143	45,550	40,198
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	32,850	34,164
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	4,292	4,496
Regal Cinemas Corp., Series B, 9.375% 2012	13,300	13,533
Regal Cinemas Corp. 8.625% 20192	23,955	24,913
Kabel Deutschland GmbH 10.625% 2014	36,275	38,361
Gray Television Inc., Series D, 17.00% (undated)8,9	64,500	37,811
Edcon (Proprietary) Ltd. 4.023% 20143	€22,425	23,964
Edcon (Proprietary) Ltd. 4.023% 20143	11,000	11,755
Mohegan Tribal Gaming Authority 8.00% 2012	$17,950	15,302
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	1,020
Mohegan Tribal Gaming Authority 7.125% 2014	22,100	15,801
Mohegan Tribal Gaming Authority 6.875% 2015	3,775	2,576
Ford Motor Co. 9.50% 2011	1,000	1,015
FCE Bank PLC 7.125% 2013	€24,150	32,878
Cooper-Standard Automotive Inc., Term Loan D, 2.504% 20113,4,5	$11,242	9,876
Cooper-Standard Automotive Inc., Term Loan C, 2.504% 20113,4,5	7,594	6,671
Cooper-Standard Automotive Inc., Term Loan B, 2.504% 20113,4,5	3,040	2,713
Cooper-Standard Automotive Inc. 7.00% 20121	19,525	10,251
Cooper-Standard Automotive Inc. 8.375% 20141	9,275	1,438
American Media Operation 9.00% 20132,6,10	3,250	2,015
American Media Operation 14.00% 20132,3,6,10	44,909	28,293
Sealy Mattress Co. 8.25% 2014	7,825	7,277
Sealy Mattress Co. 10.875% 20162	18,825	20,849
Bon-Ton Department Stores, Inc. 10.25% 2014	37,200	27,342
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 20129	28,180	26,305
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	23,950	23,531
Seneca Gaming Corp., Series B, 7.25% 2012	16,000	14,880
Seneca Gaming Corp. 7.25% 2012	8,440	7,849
Tenneco Automotive Inc. 8.625% 2014	16,020	15,099
Tenneco Inc. 8.125% 2015	5,000	4,875
LBI Media, Inc. 8.50% 20172	30,380	19,139
Fox Acquisition LLC, Term Loan B, 7.25% 20153,4,5	2,767	2,415
Fox Acquisition LLC 13.375% 20162	26,095	16,701
Local T.V. Finance LLC, Term Loan B, 2.25% 20133,4,5	11,093	8,745
Local T.V. Finance LLC 10.00% 20152,3,6	26,838	9,259
Beazer Homes USA, Inc. 8.625% 2011	9,600	9,072
Beazer Homes USA, Inc. 8.125% 2016	11,405	8,725
Meritage Corp. 7.00% 2014	8,575	8,082
Meritage Homes Corp. 6.25% 2015	2,675	2,501
Meritage Corp. 7.731% 20172	9,000	7,065
Education Management LLC and Education Management Finance Corp. 8.75% 2014	14,495	15,437
Gaylord Entertainment Co. 8.00% 2013	12,450	12,823
Gaylord Entertainment Co. 6.75% 2014	2,450	2,278
DISH DBS Corp. 7.875% 20192	14,500	14,717
Burlington Coat Factory Warehouse Corp. 11.125% 2014	14,350	14,135
Wendy’s/Arby’s Group Inc. 10.00% 20162	10,700	11,422
Standard Pacific Corp. 7.75% 2013	3,920	3,704
Standard Pacific Corp. 6.25% 2014	4,940	4,322
Standard Pacific Corp. 7.00% 2015	2,715	2,389
Vidéotron Ltée 6.875% 2014	6,780	6,746
Vidéotron Ltée 6.375% 2015	3,720	3,571
Jarden Corp. 8.00% 2016	9,025	9,296
KB Home 6.25% 2015	9,285	8,914
Seminole Tribe of Florida 7.804% 20202,4	10,050	8,586
Time Warner Cable Inc. 6.20% 2013	1,250	1,363
Time Warner Cable Inc. 7.50% 2014	4,700	5,396
Time Warner Cable Inc. 8.25% 2019	1,500	1,816
Goodyear Tire & Rubber Co. 5.01% 20093	3,000	3,000
Goodyear Tire & Rubber Co. 9.00% 2015	5,000	5,212
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,189
Technical Olympic USA, Inc. 9.00% 20101	22,486	2,586
Technical Olympic USA, Inc. 9.00% 20101	7,325	842
Technical Olympic USA, Inc. 9.25% 20111,2	36,325	4,177
Radio One, Inc. 6.375% 2013	20,260	7,142
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	6,031	6,212
TRW Automotive Inc. 7.00% 20142	4,650	4,255
TRW Automotive Inc. 7.25% 20172	2,000	1,770
Liberty Media Corp. 8.25% 2030	7,050	5,851
Comcast Corp. 5.50% 2011	1,090	1,147
Comcast Cable Communications, Inc. 6.75% 2011	2,935	3,122
Cox Communications, Inc. 5.45% 2014	390	419
Cox Communications, Inc. 9.375% 20192	2,500	3,164
Visteon Corp. 8.25% 20101	3,772	943
Visteon Corp. 12.25% 20161,2	9,737	2,532
WPP Finance (UK) 8.00% 2014	2,000	2,196
Carmike Cinemas, Inc., Delayed Draw, Term Loan DD, 4.24% 20123,4,5	1,591	1,535
Marks and Spencer Group PLC 7.125% 20372	1,480	1,387
Delphi Automotive Systems Corp. 6.55% 20061	7,180	90
Delphi Automotive Systems Corp. 7.125% 20291	14,300	179
Delphi Trust I 8.25% 20331	4,470	6
Young Broadcasting Inc. 10.00% 20111	58,845	74
Young Broadcasting Inc. 8.75% 20141	4,040	5
KAC Acquisition Corp. 8.00% 20262,6,9	237	0
		2,947,409

TELECOMMUNICATION SERVICES — 10.43%
Sprint Nextel Corp. 0.683% 20103	5,120	4,974
Sprint Capital Corp. 7.625% 2011	4,000	4,115
Sprint Capital Corp. 8.375% 2012	3,750	3,891
Nextel Communications, Inc., Series E, 6.875% 2013	23,013	21,460
Nextel Communications, Inc., Series F, 5.95% 2014	120,790	107,503
Nextel Communications, Inc., Series D, 7.375% 2015	74,753	67,465
Sprint Capital Corp. 8.75% 2032	3,000	2,850
Qwest Capital Funding, Inc. 7.90% 2010	23,185	23,591
Qwest Capital Funding, Inc. 7.25% 2011	95,650	96,128
Qwest Communications International Inc. 7.25% 2011	43,725	44,545
Qwest Corp. 7.875% 2011	12,000	12,435
Qwest Corp. 8.875% 2012	3,600	3,807
Qwest Communications International Inc. 8.00% 20152	12,750	12,798
Cricket Communications, Inc. 9.375% 2014	91,530	93,361
Cricket Communications, Inc. 7.75% 20162	92,450	94,299
Windstream Corp. 8.125% 2013	89,875	92,796
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	32,178
Windstream Corp. 8.625% 2016	22,300	22,913
Windstream Corp. 7.00% 2019	2,500	2,350
Centennial Communications Corp. 6.347% 20133	49,250	48,265
Centennial Communications Corp. 10.00% 2013	14,750	15,432
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	37,505	38,818
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 20143	24,175	24,658
American Tower Corp. 7.125% 2012	32,035	32,676
American Tower Corp. 7.00% 2017	51,825	53,380
American Tower Corp. 7.25% 20192	39,000	40,267
MetroPCS Wireless, Inc., Term Loan B, 2.75% 20133,4,5	10,597	10,169
MetroPCS Wireless, Inc. 9.25% 2014	74,600	76,652
MetroPCS Wireless, Inc. 9.25% 2014	35,850	36,836
Digicel Group Ltd. 12.00% 20142	61,825	69,553
Digicel Group Ltd. 12.00% 2014	600	675
Digicel Group Ltd. 8.875% 20152	33,300	31,136
Digicel Group Ltd. 8.875% 2015	9,150	8,555
Wind Acquisition SA 11.75% 20172	90,700	102,718
Crown Castle International Corp. 9.00% 2015	41,900	44,309
Crown Castle International Corp. 7.75% 20172	27,830	28,943
Intelsat, Ltd. 8.50% 2013	3,000	3,052
Intelsat, Ltd. 0%/9.50% 20157	7,000	7,017
Intelsat, Ltd. 8.875% 2015	12,250	12,526
Intelsat Jackson Holding Co., Series B, 8.875% 20152	10,750	10,992
Intelsat Jackson Holding Co. 9.50% 2016	21,600	22,788
Orascom Telecom 7.875% 20142	32,780	31,469
SBA Telecommunications, Inc. 8.00% 20162	12,000	12,330
Telecom Italia Capital SA 7.175% 2019	10,000	11,178
Nordic Telephone Co. Holding ApS 8.875% 20162	8,425	8,762
Trilogy International Partners LLC, Term Loan B, 3.783% 20123,4,5	10,475	8,694
Cincinnati Bell Inc. 7.25% 2013	6,875	7,012
Hawaiian Telcom Communications, Inc. 9.75% 20131	23,340	350
Hawaiian Telcom Communications, Inc. 8.765% 20131,3	19,715	148
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20143,4,5,6	8,999	5,633
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20151	8,725	11
Rogers Wireless Inc. 7.50% 2015	4,025	4,645
Verizon Communications Inc. 3.75% 20112	4,000	4,129
América Móvil, SAB de CV 8.46% 2036	MXN65,000	3,713
Level 3 Financing, Inc. 9.25% 2014	$4,000	3,545
AT&T Inc. 6.70% 2013	2,500	2,835
		1,567,330

INDUSTRIALS — 9.91%
Nielsen Finance LLC, Term Loan A, 2.249% 20133,4,5	14,652	13,851
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	101,500	102,515
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	14,650	15,529
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	149,450	118,439
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	58,700	61,929
Nielsen Finance LLC, Term Loan 1L, 8.50% 20174,5	28,000	27,720
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.283% 20143,4,5	80,417	61,921
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.283% 20143,4,5	4,729	3,641
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	4,975	3,557
Hawker Beechcraft Acquisition Co., LLC 9.625% 20153,6	48,710	31,418
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	2,880	1,771
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 20111,4	17,433	23,709
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 20124	1,694	1,707
United Air Lines, Inc., Term Loan B, 2.25% 20143,4,5	73,152	54,498
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20061,4,9	1,135	0
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	8,668	6,154
Continental Airlines, Inc. 8.75% 2011	21,200	19,027
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 20124	5,000	4,994
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 20124	2,394	2,226
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20174	5,066	4,382
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20184	6,469	5,692
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20184	4,830	4,347
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20194	4,920	4,616
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20194	2,230	2,029
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	7,344	7,078
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20204	12,947	10,163
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20224	2,928	2,736
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20224	2,646	2,525
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20224	350	334
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20224	6,736	5,995
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.24% 20143,4,5	10,488	9,413
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.24% 20143,4,5	10,261	9,209
DAE Aviation Holdings, Inc. 11.25% 20152	66,070	51,865
RailAmerica Inc. 9.25% 20172	66,650	70,149
ARAMARK Corp., Term Loan B, 2.158% 20143,4,5	15,092	14,114
ARAMARK Corp., Letter of Credit, 4.721% 20143,4,5	990	926
ARAMARK Corp. 3.983% 20153	16,220	14,152
ARAMARK Corp. 8.50% 2015	36,820	37,326
TransDigm Inc. 7.75% 20142	50,045	48,606
TransDigm Inc. 7.75% 2014	16,960	16,918
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	61,577	63,116
AMR Corp., Series B, 10.45% 2011	1,850	1,364
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20124	17,375	16,419
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20124	8,690	7,995
AMR Corp. 9.00% 2012	16,155	12,762
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20134	1,300	1,299
AMR Corp. 9.00% 20169	1,475	1,018
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20194	14,153	10,473
AMR Corp. 9.88% 20209	1,275	931
AMR Corp. 9.80% 20219	2,555	1,865
AMR Corp. 10.00% 20219	9,000	6,570
Ashtead Group PLC 8.625% 20152	17,750	17,129
Ashtead Capital, Inc. 9.00% 20162	42,955	41,452
CEVA Group PLC 10.00% 20142	9,675	8,659
CEVA Group PLC, Bridge Loan, 7.499% 20153,4,5,9	56,263	37,696
CEVA Group PLC 11.625% 20162	10,800	10,490
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 20114	560	555
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20124	17,018	16,890
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 20124	3,500	3,448
Northwest Airlines, Inc., Term Loan B, 3.79% 20133,4,5	12,234	10,338
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20134	2,500	2,441
Delta Air Lines, Inc., Second Lien Term Loan B, 3.499% 20143,4,5	11,730	9,858
Delta Air Lines, Inc. 9.50% 20142	3,625	3,643
Northwest Airlines, Inc., Term Loan A, 2.04% 20183,4,5	10,851	8,410
Nortek, Inc. 10.00% 2013	28,868	29,590
THL Buildco, Inc. 8.50% 20141	34,620	24,061
US Investigations Services, Inc., Term Loan B, 3.292% 20153,4,5	10,540	9,887
US Investigations Services, Inc. 10.50% 20152	34,825	29,601
US Investigations Services, Inc. 11.75% 20162	12,875	9,978
Allied Waste North America, Inc., Series B, 6.125% 2014	5,350	5,487
Allied Waste North America, Inc., Series B, 7.375% 2014	15,705	16,358
Allied Waste North America, Inc. 6.875% 2017	15,800	16,713
B/E Aerospace 8.50% 2018	32,955	33,861
Atrium Companies, Inc., Term Loan B, 11.75% 20123,4,5,6	41,457	19,761
Atrium Companies, Inc. 15.00% 20122,6	45,037	901
RBS Global, Inc. and Rexnord LLC 9.50% 2014	11,675	11,383
RBS Global, Inc. and Rexnord LLC 8.875% 2016	8,475	6,928
TFM, SA de CV 9.375% 2012	2,500	2,550
Kansas City Southern Railway Co. 13.00% 2013	4,175	4,822
Kansas City Southern Railway Co. 8.00% 2015	8,382	8,592
Esterline Technologies Corp. 6.625% 2017	13,250	12,786
Iron Mountain Inc. 7.75% 2015	11,175	11,315
United Rentals (North America), Inc., Series B, 6.50% 2012	10,675	10,755
H&E Equipment Services, Inc. 8.375% 2016	9,875	9,085
Accuride Corp. 8.50% 20151	15,345	8,977
Navios Maritime Holdings Inc. 9.50% 2014	7,475	7,172
Esco Corp. 4.174% 20132,3	950	860
Esco Corp. 8.625% 20132	5,600	5,516
Sequa Corp., Term Loan B, 3.85% 20143,4,5	6,871	5,991
Park-Ohio Industries, Inc. 8.375% 2014	6,225	4,824
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	3,650	3,541
Alion Science and Technology Corp. 10.25% 2015	2,750	2,076
RSC Holdings III, LLC, Second Lien Term Loan B, 4.08% 20133,4,5	1,959	1,741
FTI Consulting, Inc. 7.625% 2013	775	777
		1,487,891

FINANCIALS — 9.33%
Ford Motor Credit Co. 7.375% 2009	25,150	25,157
Ford Motor Credit Co. 8.625% 2010	2,405	2,433
Ford Motor Credit Co. 9.75% 20103	31,000	31,686
Ford Motor Credit Co. 5.549% 20113	21,675	20,727
Ford Motor Credit Co. 7.25% 2011	5,000	4,858
Ford Motor Credit Co. 7.375% 2011	6,775	6,742
Ford Motor Credit Co. 9.875% 2011	10,600	10,755
Ford Motor Credit Co. 3.26% 20123	85,585	77,133
Ford Motor Credit Co. 7.50% 2012	5,000	4,804
Ford Motor Credit Co. 7.80% 2012	5,500	5,319
Ford Motor Credit Co. 8.00% 2016	14,325	13,308
Realogy Corp., Term Loan B, 3.254% 20133,4,5	94,064	79,784
Realogy Corp., Term Loan DD, 3.254% 20133,4,5	13,699	11,620
Realogy Corp., Letter of Credit, 3.281% 20133,4,5	23,552	19,977
Realogy Corp. 10.50% 2014	27,510	20,082
Realogy Corp. 11.75% 20143,6	5,857	3,895
Realogy Corp., Second Lien Term Loan A, 13.50% 20174,5	52,000	54,457
CIT Group Inc. 4.125% 2009	2,500	2,017
CIT Group Inc. 4.80% 2009	8	6
CIT Group Inc. 6.50% 2009	15	11
CIT Group Inc. 0.42% 20103	5,000	3,606
CIT Group Inc. 4.25% 2010	51,342	37,018
CIT Group Inc. 7.625% 2012	16,615	10,828
CIT Group Inc., Term Loan, 13.00% 20123,4,5	131,000	135,539
CIT Group Inc. 5.40% 2013	1,024	657
Residential Capital Corp. 8.375% 2010	26,050	19,538
General Motors Acceptance Corp. 7.25% 20112	27,783	27,019
General Motors Acceptance Corp. 6.625% 20122	1,899	1,766
General Motors Acceptance Corp. 6.875% 20122	7,250	6,743
General Motors Acceptance Corp. 7.00% 20122	12,062	11,338
General Motors Acceptance Corp. 7.50% 20132	3,030	2,682
General Motors Acceptance Corp. 2.561% 20142,3	9,210	7,149
General Motors Acceptance Corp. 6.75% 20142	2,529	2,175
General Motors Acceptance Corp. 8.00% 20182	3,269	2,501
Countrywide Financial Corp., Series B, 5.80% 2012	1,955	2,064
Bank of America Corp., Series L, 7.375% 2014	10,000	11,138
Bank of America Corp. 5.30% 2017	5,000	4,804
Bank of America Corp. 5.75% 2017	11,520	11,518
Bank of America Corp. 6.10% 2017	17,325	17,452
Bank of America Corp. 5.65% 2018	17,255	17,066
BankAmerica Capital II, Series 2, 8.00% 2026	1,260	1,235
MBNA Capital A, Series A, 8.278% 2026	7,800	7,722
Host Marriott, LP, Series M, 7.00% 2012	11,100	11,253
Host Marriott, LP, Series K, 7.125% 2013	4,450	4,417
Host Marriott, LP, Series O, 6.375% 2015	3,725	3,548
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	15,325	14,635
Host Hotels & Resorts LP 9.00% 20172	29,025	30,912
Rouse Co. 7.20% 20121	12,145	10,627
Rouse Co. 5.375% 20131	22,130	18,976
Rouse Co. 6.75% 20131,2	17,950	15,549
Rouse Co. 3.625% 20091	12,415	10,630
Developers Diversified Realty Corp. 5.375% 2012	400	375
Developers Diversified Realty Corp. 5.50% 2015	2,490	2,158
Developers Diversified Realty Corp. 9.625% 2016	52,305	52,531
National City Preferred Capital Trust I 12.00% (undated)3	41,340	46,714
Liberty Mutual Group Inc. 6.50% 20352	11,000	8,910
Liberty Mutual Group Inc., Series A, 7.80% 20872,3	6,260	4,852
Liberty Mutual Group Inc., Series C, 10.75% 20882,3	29,740	28,699
SLM Corp., Series A, 4.50% 2010	3,000	2,916
SLM Corp., Series A, 5.375% 2013	9,000	7,509
SLM Corp., Series A, 0.804% 20143	7,000	4,421
SLM Corp., Series A, 8.45% 2018	25,000	19,966
Capital One Financial Corp. 6.15% 2016	4,250	4,179
Capital One Capital III 7.686% 20363	11,250	9,563
Capital One Capital IV 6.745% 20373	8,150	6,316
Capital One Capital V 10.25% 2039	10,000	11,078
PLD International Finance LLC 4.375% 2011	€12,500	17,609
ProLogis 5.50% 2013	$3,000	2,849
ProLogis 5.625% 2016	2,970	2,669
ProLogis 6.625% 2018	8,570	7,926
Hospitality Properties Trust 7.875% 2014	4,090	4,102
Hospitality Properties Trust 5.125% 2015	4,410	3,873
Hospitality Properties Trust 6.30% 2016	4,845	4,336
Hospitality Properties Trust 5.625% 2017	11,870	10,076
Hospitality Properties Trust 6.70% 2018	8,625	7,666
Zions Bancorporation 5.65% 2014	18,990	15,002
Zions Bancorporation 7.75% 2014	4,400	3,942
Zions Bancorporation 6.00% 2015	10,560	8,348
Lazard Group LLC 7.125% 2015	20,314	20,540
Lazard Group LLC 6.85% 2017	6,761	6,674
Citigroup Inc. 6.125% 2017	8,700	8,651
Citigroup Inc. 6.125% 2018	9,350	9,222
Citigroup Capital XXI 8.30% 20773	6,500	5,842
MetLife Capital Trust X 9.25% 20682,3	12,000	12,512
MetLife Inc. 10.75% 20693	7,000	8,456
Nationwide Mutual Insurance Co. 9.375% 20392	18,000	19,232
Simon Property Group, LP 6.75% 2014	9,375	10,064
Simon Property Group, LP 10.35% 2019	7,350	9,161
Scotland International Finance No. 2 BV 4.25% 20132	1,000	971
HBOS PLC 6.75% 20182	17,425	15,561
Royal Bank of Scotland Group PLC 5.00% 2014	10,172	9,210
Royal Bank of Scotland Group PLC 5.05% 2015	3,813	3,424
Royal Bank of Scotland Group PLC 6.99% (undated)2,3	6,300	3,280
Westfield Group 5.40% 20122	115	118
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20142	1,200	1,169
Westfield Group 5.70% 20162	145	141
Westfield Group 7.125% 20182	3,540	3,696
Westfield Group 6.75% 20192	6,000	6,080
Kimco Realty Corp., Series C, 5.783% 2016	10,975	10,802
International Lease Finance Corp., Series R, 6.375% 2013	7,900	6,340
International Lease Finance Corp., Series R, 5.65% 2014	4,000	3,073
SunTrust Banks, Inc. 5.25% 2012	5,795	5,984
SunTrust Banks, Inc. 6.00% 2017	2,905	2,854
Catlin Insurance Ltd. 7.249% (undated)2,3	12,375	8,353
LaBranche & Co Inc. 11.00% 2012	7,750	7,518
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,011
JPMorgan Chase & Co. 6.30% 2019	6,000	6,562
Lehman Brothers Holdings Inc., Series G, 4.80% 20141	5,000	875
Lehman Brothers Holdings Inc., Series I, 6.20% 20141	4,640	812
Lehman Brothers Holdings Inc., Series H, 5.50% 20161	360	63
Lehman Brothers Holdings Inc., Series I, 6.875% 20181	23,000	4,198
Unum Group 7.125% 2016	5,845	5,922
Banco Mercantil del Norte, SA 6.135% 20162,3	3,500	3,380
Banco Mercantil del Norte, SA 6.862% 20212,3	2,000	1,808
Korea Development Bank 8.00% 2014	3,500	3,983
HVB Funding Trust I 8.741% 20312	4,200	3,612
UniCredito Italiano Capital Trust II 9.20% (undated)2,3	280	260
iStar Financial, Inc. 8.625% 2013	5,000	3,200
Schwab Capital Trust I 7.50% 20373	1,795	1,630
Northern Rock PLC 5.60% (undated)2,3	1,710	162
Northern Rock PLC 6.594% (undated)2,3	14,455	1,373
HSBK (Europe) BV 7.75% 20132	1,200	1,128
Capmark Financial Group Inc. 3.114% 20103	1,555	375
		1,400,743

HEALTH CARE — 8.49%
Tenet Healthcare Corp. 7.375% 2013	36,310	36,128
Tenet Healthcare Corp. 9.00% 20152	1,245	1,307
Tenet Healthcare Corp. 9.25% 2015	39,985	41,934
Tenet Healthcare Corp. 10.00% 20182	1,245	1,379
Tenet Healthcare Corp. 8.875% 20192	158,730	168,254
Elan Finance PLC and Elan Finance Corp. 4.44% 20113	40,467	39,658
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	30,261	30,980
Elan Finance PLC and Elan Finance Corp. 4.486% 20133	16,120	14,750
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	70,975	71,862
Elan Finance PLC and Elan Finance Corp. 8.75% 20162,9	46,315	45,736
HCA Inc., Term Loan B1, 2.533% 20133,4,5	25,788	24,409
HCA Inc. 9.125% 2014	12,945	13,398
HCA Inc. 9.25% 2016	16,790	17,399
HCA Inc. 9.625% 20163,6	18,906	19,709
HCA Inc. 8.50% 20192	44,590	46,819
HCA Inc. 7.875% 20202	35,805	36,029
HealthSouth Corp., Term Loan B, 2.55% 20133,4,5	12,698	12,247
HealthSouth Corp. 7.218% 20143	57,305	56,445
HealthSouth Corp. 10.75% 2016	76,190	83,047
VWR Funding, Inc. 11.25% 20153,6	119,260	109,421
PTS Acquisition Corp. 9.50% 20153,6	86,500	75,688
Boston Scientific Corp. 5.45% 2014	9,235	9,304
Boston Scientific Corp. 5.125% 2017	13,645	12,877
Boston Scientific Corp. 7.00% 2035	41,985	38,679
Bausch & Lomb Inc. 9.875% 2015	53,025	55,809
Surgical Care Affiliates, Inc. 9.625% 20152,3,6	26,413	20,470
Surgical Care Affiliates, Inc. 10.00% 20172	19,855	15,983
Team Finance LLC and Health Finance Corp. 11.25% 2013	30,640	32,402
Coventry Health Care, Inc. 5.875% 2012	10,580	10,477
Coventry Health Care, Inc. 5.95% 2017	24,050	21,596
Warner Chilcott Corp. 8.75% 2015	27,219	28,036
Viant Holdings Inc. 10.125% 20172	25,974	24,805
Symbion Inc. 11.75% 20153,6	32,878	24,494
Valeant Pharmaceuticals 8.375% 20162	16,535	16,866
CHS/Community Health Systems, Inc. 8.875% 2015	8,250	8,477
United Surgical Partners International Inc. 9.25% 20173,6	6,455	6,165
Health Management Associates, Inc. 6.125% 2016	3,000	2,805
		1,275,844

INFORMATION TECHNOLOGY — 7.24%
NXP BV and NXP Funding LLC 3.259% 20133	64,365	46,745
NXP BV and NXP Funding LLC 3.746% 20133	€48,528	51,859
NXP BV and NXP Funding LLC 10.00% 20138	$77,049	76,375
NXP BV and NXP Funding LLC 7.875% 2014	111,615	88,176
NXP BV and NXP Funding LLC 8.625% 2015	€46,675	42,705
NXP BV and NXP Funding LLC 9.50% 2015	$112,265	74,937
Freescale Semiconductor, Inc., Term Loan B, 2.011% 20133,4,5	30,020	24,129
Freescale Semiconductor, Inc. 4.174% 20143	5,325	3,568
Freescale Semiconductor, Inc. 8.875% 2014	85,928	66,164
Freescale Semiconductor, Inc. 9.875% 20143,6	68,891	47,879
Freescale Semiconductor, Inc., Term Loan B, 12.50% 20144,5	63,687	64,218
Freescale Semiconductor, Inc. 10.125% 2016	32,782	21,964
Sanmina-SCI Corp. 3.049% 20102,3	2,375	2,316
Sanmina-SCI Corp. 6.75% 2013	46,100	44,025
Sanmina-SCI Corp. 3.049% 20142,3,9	24,605	21,591
Sanmina-SCI Corp. 8.125% 2016	87,707	82,444
First Data Corp., Term Loan B2, 3.036% 20143,4,5	79,514	68,670
First Data Corp. 9.875% 2015	37,991	35,284
First Data Corp. 9.875% 2015	9,700	9,009
SunGard Data Systems Inc. 9.125% 2013	46,675	47,375
SunGard Data Systems Inc. 10.625% 20152	3,800	4,047
Hughes Communications, Inc. 9.50% 2014	41,300	41,713
Ceridian Corp. 11.25% 2015	32,925	29,674
Sensata Technologies BV, Term Loan B, 2.246% 20133,4,5	5,567	4,783
Sensata Technologies BV 8.00% 20143	20,325	19,055
Serena Software, Inc. 10.375% 2016	24,540	23,313
Jabil Circuit, Inc. 8.25% 2018	22,415	22,863
Celestica Inc. 7.875% 2011	10,525	10,762
Celestica Inc. 7.625% 2013	2,235	2,285
Xerox Corp. 7.125% 2010	3,650	3,759
Xerox Corp. 7.625% 2013	5,000	5,137
		1,086,824

MATERIALS — 4.58%
Nalco Co. 7.75% 2011	6,478	6,510
Nalco Co. 7.75% 2011	€500	737
Nalco Co. 8.875% 2013	$6,700	6,918
Nalco Co. 9.00% 2013	€965	1,469
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	$8,825	9,156
Nalco Co., Term Loan B, 5.75% 20163,4,5	14,278	14,546
Nalco Co. 8.25% 20172	38,690	40,818
International Paper Co. 7.95% 2018	38,445	41,739
International Paper Co. 9.375% 2019	29,405	34,487
Dow Chemical Co. 7.60% 2014	13,000	14,395
Dow Chemical Co. 8.55% 2019	34,225	38,538
Dow Chemical Co. 9.40% 2039	12,415	15,334
Owens-Brockway Glass Container Inc. 8.25% 2013	9,560	9,823
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	549
Owens-Brockway Glass Container Inc. 7.375% 2016	$48,635	49,608
Georgia-Pacific Corp. 8.125% 2011	15,140	15,783
Georgia-Pacific Corp., First Lien Term Loan B, 2.302% 20123,4,5	3,037	2,930
Georgia-Pacific LLC 8.25% 20162	28,615	29,831
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	42,710	45,496
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 20113,4,5,10,11	25,640	24,102
Georgia Gulf Corp., Term Loan B, 10.00% 20133,4,5,10	19,497	19,239
Rockwood Specialties Group, Inc. 7.50% 2014	10,215	10,215
Rockwood Specialties Group, Inc. 7.625% 2014	€12,235	18,090
Graphic Packaging International, Inc. 9.50% 2013	$2,425	2,510
Graphic Packaging International, Inc. 9.50% 20172	12,905	13,776
Graphic Packaging International, Inc. 9.50% 20172	8,905	9,506
Associated Materials Inc. 9.75% 2012	5,280	5,214
AMH Holdings, Inc. 11.25% 2014	26,910	20,452
Ball Corp. 7.125% 2016	14,785	15,155
Ball Corp. 7.375% 2019	9,680	9,874
Newpage Corp. 11.375% 20142	18,095	17,869
Rio Tinto Finance (USA) Ltd. 8.95% 2014	14,700	17,365
FMG Finance Pty Ltd. 4.361% 20112,3	3,875	3,933
FMG Finance Pty Ltd. 10.625% 20162	11,725	13,044
Plastipak Holdings, Inc. 8.50% 20152	15,515	15,748
Teck Resources Ltd. 9.75% 2014	14,000	15,470
Rock-Tenn Co. 9.25% 2016	6,000	6,450
Rock-Tenn Co. 9.25% 20162	3,180	3,418
Neenah Paper, Inc. 7.375% 2014	12,385	9,815
Smurfit Capital Funding PLC 7.50% 2025	9,045	7,417
Metals USA Holdings Corp. 7.847% 20123,6	9,714	7,237
Airgas, Inc. 6.25% 2014	5,835	6,025
Airgas, Inc. 7.125% 20182	650	670
C5 Capital (SPV) Ltd. 6.196% (undated)2,3	400	311
C8 Capital (SPV) Ltd. 6.64% (undated)3	450	348
C8 Capital (SPV) Ltd. 6.64% (undated)2,3	300	232
C10 Capital (SPV) Ltd. 6.722% (undated)2,3	6,850	5,422
C10 Capital (SPV) Ltd. 6.722% (undated)3	300	237
ArcelorMittal 6.125% 2018	6,000	5,921
CSN Islands XI Corp. 6.875% 20192	5,300	5,377
Bway Corp. 10.00% 20142	5,050	5,366
MacDermid 9.50% 20172	4,905	4,537
Exopack Holding Corp. 11.25% 2014	3,650	3,623
Ashland Inc., Term Loan B, 7.65% 20143,4,5	3,397	3,480
Domtar Corp. 7.125% 2015	1,840	1,812
		687,927

UTILITIES — 4.41%
Edison Mission Energy 7.50% 2013	48,325	45,546
Edison Mission Energy 7.75% 2016	12,825	11,286
Midwest Generation, LLC, Series B, 8.56% 20164	48,812	49,544
Edison Mission Energy 7.00% 2017	42,195	35,444
Edison Mission Energy 7.20% 2019	46,450	37,857
Homer City Funding LLC 8.734% 20264	9,104	8,604
Edison Mission Energy 7.625% 2027	44,280	31,882
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.754% 20143,4,5	30,643	24,480
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	57,035	41,350
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	50,900	36,902
Texas Competitive Electric Holdings Co. LLC 11.25% 20163,6	32,719	22,739
AES Corp. 9.375% 2010	5,508	5,701
AES Corp. 8.875% 2011	8,475	8,772
AES Corp. 8.75% 20132	18,367	18,803
AES Gener SA 7.50% 2014	11,750	12,786
AES Corp. 7.75% 2015	2,000	2,020
AES Corp. 8.00% 2017	20,000	20,225
AES Red Oak, LLC, Series A, 8.54% 20194	6,859	6,499
AES Corp. 8.00% 2020	6,800	6,783
AES Red Oak, LLC, Series B, 9.20% 20294	5,000	4,637
Intergen Power 9.00% 20172	74,950	77,573
NRG Energy, Inc. 7.25% 2014	21,350	21,030
NRG Energy, Inc. 7.375% 2016	56,700	54,999
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,000	4,354
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,205
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,833
Sierra Pacific Resources 8.625% 2014	11,075	11,449
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,640
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,600	1,711
Sierra Pacific Resources 6.75% 2017	2,000	1,971
Ameren Corp. 8.875% 2014	16,750	18,846
ISA Capital do Brasil SA 7.875% 20122	2,375	2,506
ISA Capital do Brasil SA 8.80% 20172	6,800	7,344
CMC Energy Corp. 6.55% 2017	8,250	8,095
Enersis SA 7.375% 2014	6,800	7,516
FPL Energy National Wind Portfolio, LLC 6.125% 20192,4	3,261	2,981
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20172	2,000	2,017
		662,930

CONSUMER STAPLES — 3.31%
Stater Bros. Holdings Inc. 8.125% 2012	42,605	43,031
Stater Bros. Holdings Inc. 7.75% 2015	46,405	45,245
SUPERVALU INC., Term Loan B, 1.496% 20123,4,5	1,319	1,266
SUPERVALU INC. 7.50% 2012	3,860	4,005
Albertson’s, Inc. 7.25% 2013	4,990	5,040
SUPERVALU INC. 7.50% 2014	1,000	1,010
SUPERVALU INC. 8.00% 2016	47,350	49,244
Albertson’s, Inc. 8.00% 2031	25,450	22,969
Rite Aid Corp. 8.625% 2015	14,500	11,872
Rite Aid Corp., Term Loan T4 9.50% 20153,4,5	15,000	15,738
Rite Aid Corp. 9.75% 20162	15,000	16,275
Rite Aid Corp. 7.70% 2027	7,500	4,387
Rite Aid Corp. 6.875% 2028	11,177	6,203
Duane Reade Inc. 11.75% 20152	50,860	53,657
Smithfield Foods, Inc., Series B, 8.00% 2009	1,000	1,000
Smithfield Foods, Inc., Series B, 7.75% 2013	2,300	2,058
Smithfield Foods, Inc. 10.00% 20142	35,900	37,874
Smithfield Foods, Inc. 7.75% 2017	9,350	7,737
Constellation Brands, Inc. 8.375% 2014	6,775	7,097
Constellation Brands, Inc. 7.25% 2017	31,375	31,375
Tyson Foods, Inc. 10.50% 2014	27,025	30,741
Altria Group, Inc. 10.20% 2039	16,650	23,179
Vitamin Shoppe Industries Inc. 7.94% 20123	19,535	19,535
Dole Food Co., Inc. 8.875% 2011	18,550	18,666
Elizabeth Arden, Inc. 7.75% 2014	14,273	13,631
Ingles Markets, Inc. 8.875% 2017	12,575	12,952
Cott Beverages Inc. 8.00% 2011	11,775	11,760
CVS Caremark Corp. 6.943% 20304	295	299
		497,846

ENERGY — 2.55%
Petroplus Finance Ltd. 6.75% 20142	41,000	38,591
Petroplus Finance Ltd. 7.00% 20172	50,200	45,933
Petroplus Finance Ltd. 9.375% 20192	10,975	10,865
Williams Companies, Inc. 2.597% 20102,3	14,000	13,992
Williams Companies, Inc. 6.375% 20102	6,000	6,161
Williams Companies, Inc. 8.125% 2012	9,800	10,658
Williams Companies, Inc. 7.625% 2019	14,000	15,141
Williams Companies, Inc. 8.75% 2020	13,755	15,841
Williams Companies, Inc. 7.875% 2021	1,650	1,788
Williams Companies, Inc. 8.75% 2032	18,250	20,984
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	11,375	11,796
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	31,975	31,466
Drummond Co., Inc. 7.375% 20162	23,935	21,182
Gaz Capital SA 6.51% 20222	10,000	9,188
Gaz Capital SA 7.288% 20372	11,800	11,092
TransCanada PipeLines Ltd. 6.35% 20673	22,645	19,869
Forest Oil Corp. 8.50% 20142	6,800	6,885
Forest Oil Corp. 7.25% 2019	13,750	12,925
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20144	19,923	19,724
Pemex Project Funding Master Trust 5.75% 2018	5,850	5,813
Pemex Project Funding Master Trust 6.625% 2035	6,500	6,287
TEPPCO Partners LP 7.00% 20673	13,655	11,710
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,043
Enbridge Energy Partners, LP 8.05% 20773	7,220	6,435
Kinder Morgan Energy Partners LP 9.00% 2019	5,730	6,954
Peabody Energy Corp. 5.875% 2016	2,425	2,322
Peabody Energy Corp. 7.375% 2016	3,200	3,248
Newfield Exploration Co. 7.125% 2018	5,000	5,013
Concho Resources Inc. 8.625% 2017	3,300	3,399
Energy Transfer Partners, LP 9.70% 2019	1,550	1,922
Continental Resources 8.25% 20192	1,800	1,859
		383,086

Total corporate bonds, notes & loans		11,997,830

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.84%
Brazilian Treasury Bill 6.00% 20109,12	BRL58,946	$33,696
Brazil (Federal Republic of) 10.00% 20179	63,600	31,440
Brazil (Federal Republic of) Global 8.00% 20184	$9,676	11,253
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	8,190
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	2,994
Brazil (Federal Republic of) Global 11.00% 2040	12,485	16,855
Brazilian Treasury Bill 6.00% 20459,12	BRL18,225	9,979
Turkey (Republic of) 15.00% 2010	TRY16,262	11,269
Turkey (Republic of) 14.00% 2011	30,550	22,267
Turkey (Republic of) 16.00% 2012	16,000	12,410
Turkey (Republic of) 7.50% 2017	$9,700	10,743
Turkey (Republic of) 6.75% 2018	3,250	3,437
Colombia (Republic of) Global 11.75% 2010	COP3,295,000	1,766
Colombia (Republic of) Global 10.00% 2012	$1,500	1,769
Colombia (Republic of) Global 10.75% 2013	8,550	10,628
Colombia (Republic of) Global 8.25% 2014	4,000	4,800
Colombia (Republic of) Global 12.00% 2015	COP22,990,000	14,179
Colombia (Republic of) Global 11.75% 2020	$1,936	2,827
Colombia (Republic of) Global 9.85% 2027	COP12,085,000	6,706
Colombia (Republic of) Global 10.375% 2033	$823	1,206
Colombia (Republic of) Global 7.375% 2037	4,139	4,698
Panama (Republic of) Global 7.125% 2026	585	677
Panama (Republic of) Global 8.875% 2027	6,500	8,612
Panama (Republic of) Global 6.70% 20364	27,674	30,718
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,027
United Mexican States Government Global 6.375% 2013	$6,970	7,677
United Mexican States Government, Series MI10, 9.50% 2014	MXN80,000	6,452
United Mexican States Government 5.00% 20169,12	63,719	5,258
United Mexican States Government, Series M20, 10.00% 2024	80,000	6,851
United Mexican States Government Global 6.75% 2034	$6,105	6,746
Russian Federation 12.75% 2028	2,000	3,340
Russian Federation 7.50% 20304	22,433	24,564
Egypt (Arab Republic of) 9.10% 2010	EGP50,497	9,298
Egypt (Arab Republic of) 9.10% 2010	3,130	580
Egypt (Arab Republic of) 11.50% 2011	9,380	1,823
Egypt (Arab Republic of) 9.10% 2012	18,225	3,334
Egypt (Arab Republic of) 11.625% 2014	49,265	9,901
Indonesia (Republic of) 10.375% 2014	$1,800	2,200
Indonesia (Republic of) 6.875% 20172	1,000	1,087
Indonesia (Republic of) 6.875% 2018	5,000	5,425
Indonesia (Republic of) 6.875% 20182	3,725	4,042
Indonesia (Republic of) 6.625% 20372	2,500	2,487
Polish Government 5.75% 2014	PLN26,354	9,194
Polish Government 5.25% 2017	2,050	677
Polish Government 6.375% 2019	$3,535	3,989
Venezuela (Republic of) 10.75% 2013	6,000	5,970
Venezuela (Republic of) Global 8.50% 2014	1,250	1,119
Venezuela (Republic of) 7.65% 2025	8,455	5,623
South Africa (Republic of) 6.875% 2019	7,410	8,299
Argentina (Republic of) GDP-Linked 2035	ARS84,135	1,326
Argentina (Republic of) GDP-Linked 2035	$12,377	829
Argentina (Republic of) 0.63% 20384,9,12	ARS179,328	4,927
Uruguay (Republic of) 4.25% 20274,9,12	UYU143,129	6,717
Dominican Republic 9.50% 20114	$2,251	2,352
Dominican Republic 9.50% 20112,4	1,375	1,436
Peru (Republic of) 7.125% 2019	2,945	3,394
Corporación Andina de Fomento 5.75% 2017	3,000	3,061
Thai Government 4.125% 2009	THB73,490	2,207
		426,331

MORTGAGE-BACKED OBLIGATIONS4 — 1.42%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20372	$10,725	$10,400
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20372	38,760	37,493
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 20362	30,490	30,090
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 20362	12,250	12,101
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.788% 20363	15,000	10,529
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY3, Class 4-A1, 5.32% 20373	14,645	11,081
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.736% 20373	23,769	16,598
American Home Mortgage Investment Trust, Series 2005-4, Class V-A, 5.35% 20453	55,916	36,389
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 20362	1,450	1,441
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 20362	5,950	5,912
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 20362	11,615	11,540
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 20362	12,950	12,867
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.596% 20373	7,451	3,373
Countrywide Alternative Loan Trust, Series 2007-7T2, Class A-27, 6.00% 2037	1,800	1,127
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20363	6,113	4,137
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.846% 20363	6,067	3,855
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.366% 20463	2,766	2,596
Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 2-A-1, 6.50% 2037	4,239	2,206
		213,735

U.S. TREASURY BONDS & NOTES — 0.38%
U.S. Treasury 1.375% 2012	10,000	9,983
U.S. Treasury 3.25% 2016	20,000	20,493
U.S. Treasury 6.00% 2026	21,000	26,070
		56,546

ASSET-BACKED OBLIGATIONS4 — 0.06%
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20142	6,450	6,635
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.383% 20373	3,454	2,044
		8,679

Total bonds, notes & other debt instruments (cost: $12,624,510,000)		12,703,121

	Shares or
Convertible securities — 1.07%	principal amount

INFORMATION TECHNOLOGY — 0.63%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$61,000,000	59,170
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$19,482,000	14,684
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$23,900,000	20,166
		94,020

ENERGY — 0.15%
Petroplus Holdings AG 3.375% convertible notes 2013	$22,000,000	22,047

HEALTH CARE — 0.11%
Schering-Plough Corp., 6.00% convertible preferred 2010	68,000	16,503

FINANCIALS — 0.09%
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 20292	$1,197,000	1,813
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20272	$5,000,000	4,619
Boston Properties, Inc. 2.875% convertible notes 2037	$4,000,000	3,865
Equity Residential 3.85% convertible notes 2026	$3,500,000	3,485
		13,782

INDUSTRIALS — 0.07%
UAL Corp. 4.50% convertible notes 2021	14,500,000	10,749

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		3,469

Total convertible securities (cost: $136,207,000)		160,570

Preferred securities — 0.99%	Shares

FINANCIALS — 0.99%
Barclays Bank PLC 7.434%2,3	38,126,000	33,932
Barclays Bank PLC 6.86%2,3	3,570,000	2,802
Barclays Bank PLC 8.55%2,3	3,009,000	2,768
Barclays Bank PLC 5.926%2,3	3,000,000	2,250
Barclays Bank PLC, Series 1, 6.278% noncumulative3	1,600,000	1,192
Barclays Bank PLC 7.375%2,3	1,225,000	1,090
JPMorgan Chase & Co., Series I, 7.90%3	28,770,000	27,708
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities2	1,125,000	25,172
Wells Fargo & Co. 7.98%3	20,225,000	18,506
Wells Fargo Capital XIII 7.70%3	3,325,000	2,943
PNC Financial Services Group, Inc., Series K, 8.25%3	8,275,000	7,889
General Motors Corp. 7.00%2	9,240	5,374
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative2,3	8,150,000	4,241
ILFC E-Capital Trust II 6.25%2,3	8,000,000	4,120
Royal Bank of Scotland Group PLC, Series U, 7.64%3	3,700,000	1,815
Royal Bank of Scotland Group PLC 5.512% noncumulative trust3	2,800,000	1,330
BAC Capital Trust VI 5.625% 2035	2,837,000	2,207
Fannie Mae, Series O, 7.00%2,3	607,282	1,822
Lloyds Banking Group PLC 6.657% preference shares2,3	2,000,000	1,223
SMFG Preferred Capital USD 3 Ltd. 9.50%2,3	315,000	352
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative2,13	1,826,000	18

Total preferred securities (cost: $192,056,000)		148,754

Common stocks — 2.27%

MATERIALS — 0.87%
Georgia Gulf Corp.8,9,10,13	4,809,206	129,848

FINANCIALS — 0.63%
Citigroup Inc.	10,711,696	51,845
Bank of America Corp.	2,488,132	42,099
		93,944

TELECOMMUNICATION SERVICES — 0.34%
AT&T Inc.	1,000,000	27,010
American Tower Corp., Class A13	538,967	19,618
Sprint Nextel Corp., Series 113	777,508	3,071
CenturyTel, Inc.	53,258	1,790
Cincinnati Bell Inc.13	70,740	248
XO Holdings, Inc.13	25,291	17
		51,754

INDUSTRIALS — 0.15%
Delta Air Lines, Inc.13	2,304,931	20,652
World Color Press Inc.13	113,905	1,094
UAL Corp.13	22,911	211
		21,957

INFORMATION TECHNOLOGY — 0.11%
Micron Technology, Inc.2,13	678,656	5,565
Micron Technology, Inc.13	424,160	3,478
Fairchild Semiconductor International, Inc.13	500,000	5,115
ZiLOG, Inc.10,13	1,140,500	2,954
HSW International, Inc.8,9,13	257,091	88
		17,200

CONSUMER DISCRETIONARY — 0.09%
Ford Motor Co.13	1,620,210	11,682
Time Warner Cable Inc.	39,816	1,716
Adelphia Recovery Trust, Series ACC-19,13	16,413,965	328
Adelphia Recovery Trust, Series Arahova9,13	1,773,964	230
Adelphia Recovery Trust, Series ACC-6B9,13	3,619,600	18
Mobile Travel Guide, Inc.8,9,13	83,780	21
American Media Operations, Inc.2,9,10,13	823,272	8
		14,003

HEALTH CARE — 0.06%
UnitedHealth Group Inc.	375,000	9,390
Clarent Hospital Corp.9,10,13	576,849	29
		9,419

CONSUMER STAPLES — 0.02%
Winn-Dixie Stores, Inc.13	194,677	2,554

Total common stocks (cost: $319,188,000)		340,679

Warrants — 0.00%

INDUSTRIALS — 0.00%
World Color Press Inc., Series I, warrants, expire 20149,13	64,557	132
World Color Press Inc., Series II, warrants, expire 20149,13	64,557	97
Atrium Corp., warrants, expire 20182,9,13	21,012	0
		229

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 201013	50,587	1
XO Holdings, Inc., Series B, warrants, expire 201013	37,939	—
XO Holdings, Inc., Series C, warrants, expire 201013	37,939	—
GT Group Telecom Inc., warrants, expire 20102,9,13	11,000	0
		1

Total warrants (cost: $723,000)		230

	Principal amount	Value
Short-term securities — 11.09%	(000)	(000)

U.S. Treasury Bills 0.18%–0.34% due 10/15/2009–7/15/2010	$456,000	$455,125
Freddie Mac 0.16%–0.245% due 10/5/2009–4/19/2010	337,622	337,407
Federal Home Loan Bank 0.15%–0.20% due 10/21–12/16/2009	236,091	236,056
Fannie Mae 0.17%–0.54% due 11/4/2009–7/13/2010	142,342	142,288
Abbott Laboratories 0.14%–0.20% due 10/14–12/1/20092	84,348	84,325
Coca-Cola Co. 0.23%–0.25% due 11/13/2009–1/13/20102	83,200	83,142
Private Export Funding Corp. 0.19%–0.24% due 10/19–12/1/20092	78,400	78,380
NetJets Inc. 0.16%–0.18% due 10/26–11/2/20092	49,500	49,491
Wal-Mart Stores Inc. 0.16% due 11/30/20092	40,600	40,583
General Electric Capital Corp. 0.18% due 10/1/2009	27,400	27,400
Yale University 0.28% due 10/15/2009	25,000	24,997
Harvard University 0.20% due 11/23/2009	25,000	24,991
Straight-A Funding LLC 0.21% due 11/24/20092	25,000	24,991
Jupiter Securitization Co., LLC 0.19% due 10/20/20092	23,000	22,998
Procter & Gamble International Funding S.C.A. 0.20%–0.22% due 10/20–10/22/20092	18,800	18,797
Medtronic Inc. 0.20% due 10/29/20092	15,000	14,997

Total short-term securities (cost: $1,665,706,000)		1,665,968

Total investment securities (cost: $14,938,390,000)		15,019,322
Other assets less liabilities		1,434

Net assets		$15,020,756

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Scheduled interest and/or principal payment was not received.

2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,456,656,000, which represented 23.01% of the net assets of the fund.
3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,206,728,000, which represented 8.03% of the net assets of the fund.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Step bond; coupon rate will increase at a later date.
8Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Georgia Gulf Corp.	9/28/2006–7/29/2009	$ 85,188	$129,848.87%
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	60,765	76,375.51
Gray Television Inc., Series D, 17.00% (undated)	6/26/2008–7/15/2008	61,275	37,811.25
HSW International, Inc.	12/17/2007	792	88	—
Mobile Travel Guide, Inc.	12/17/2007	21	21	—

Total restricted securities		$208,041	$244,143	1.63%

9Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $402,339,000, which represented 2.68% of the net assets of the fund.
10Represents an affiliated company as defined under the Investment Company Act of 1940.
11Unfunded loan commitment; the total value of all unfunded loan commitments was $12,679,000, which represented .08% of the net assets of the fund.
12Index-linked bond whose principal amount moves with a government retail price index.
13Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
£ = British pounds
MXN = Mexican pesos
PLN = Polish zloty
THB = Thai baht
TRY = New Turkish liras
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-921-1109O-S21462

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security (percent of net assets)	9/30/2009
U.S. corporate bonds & notes	59.1
Corporate bonds & notes of issuers outside the U.S.	12.7
Corporate loans	8.0
Bonds & notes of governments & government agencies outside the U.S.	2.8
Other	1.9
Common stocks & warrants	2.3
Convertible securities	1.1
Preferred securities	1.0
Short-term securities & other assets less liabilities	11.1
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 84.57%	(000)	(000)	assets
Corporate bonds, notes & loans - 79.87%
Consumer discretionary - 19.62%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-10.875% 2012-2014 (1)	$115,350	$119,763
CCH II, LLC and CCH II Capital Corp. 10.25% 2010 (2)	62,980	71,167
Charter Communications Operating, LLC, Term Loans 6.25%-9.25% 2014 (3) (4) (5)	47,595	46,121
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013 (2)	36,490	37,220
CCH I, LLC and CCH I Capital Corp. 11.00% 2015 (2)	7,475	1,420
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011 (2)	6,000	45	1.83%
Univision Communications Inc.:
First Lien Term Loan B, 2.533% 2014 (3) (4) (5)	123,170	104,569
10.50% 2015 (1) (3) (6)	144,039	111,630
12.00% 2014 (1)	20,310	21,935	1.59
NTL Cable PLC:
8.75% 2014	65,893	67,540
9.50% 2016	99,825	105,565
8.75% 2014	€5,300	8,030
9.75% 2014	£3,000	5,037
9.125% 2016	$36,015	37,185	1.49
Michaels Stores, Inc. 10.00% 2014	95,825	94,867	.63
AMC Entertainment Inc. 8.75% 2019	68,675	71,250	.47
Toys "R" Us, Inc. 7.625% 2011	57,410	56,836	.38
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	54,303	55,118	.37
FCE Bank PLC 7.125% 2013	€24,150	32,878
Ford Motor Co. 9.50% 2011	$1,000	1,015	.22
Other securities		1,898,218	12.64
		2,947,409	19.62

Telecommunication services - 10.43%
Nextel Communications, Inc.:
Series F, 5.95% 2014	120,790	107,503
Series D, 7.375% 2015	74,753	67,465
Series E, 6.875% 2013	23,013	21,460
Sprint Capital Corp. 7.625%-8.75% 2011-2032	10,750	10,856
Sprint Nextel Corp. 0.683% 2010 (3)	5,120	4,974	1.41
Qwest Capital Funding, Inc.:
7.25% 2011	95,650	96,128
7.90% 2010	23,185	23,591
Qwest Communications International Inc. 7.25%-8.00% 2011-2015 (1)	56,475	57,343
Qwest Corp. 7.875%-8.875% 2011-2012	15,600	16,242	1.29
Cricket Communications, Inc.:
9.375% 2014	91,530	93,361
7.75% 2016 (1)	92,450	94,299	1.25
Windstream Corp.:
8.125% 2013	89,875	92,796
7.00%-8.625% 2016-2019	24,800	25,263
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	32,178	1.00
Wind Acquisition SA 11.75% 2017 (1)	90,700	102,718	.68
MetroPCS Wireless, Inc. 9.25% 2014	74,600	76,652	.51
Digicel Group Ltd. 12.00% 2014 (1)	61,825	69,553	.46
Other securities		574,948	3.83
		1,567,330	10.43

Industrials - 9.91%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	101,500	102,515
11.50% 2016	58,700	61,929
0%/12.50% 2016 (7)	149,450	118,439
11.625% 2014	14,650	15,529
Nielsen Finance LLC, Term Loans 2.249%-8.50% 2013-2017 (3) (4) (5)	42,652	41,571	2.26
RailAmerica Inc. 9.25% 2017 (1)	66,650	70,149	.47
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	61,577	63,116	.42
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.283% 2014 (3) (4) (5)	80,417	61,921	.41
Other securities		952,722	6.35
		1,487,891	9.91

Financials - 9.33%
Ford Motor Credit Co.:
3.26% 2012 (3)	85,585	77,133
5.549%-9.875% 2009-2016 (3)	127,430	125,789	1.35
Realogy Corp.:
Term Loan B, 3.254% 2013 (3) (4) (5)	94,064	79,784
Term Loans 3.254%-13.50% 2013-2017 (3) (4) (5)	89,251	86,054
10.50%-11.75% 2014 (3) (6)	33,367	23,977	1.27
CIT Group Inc.:
Term Loan, 13.00% 2012 (3) (4) (5)	131,000	135,539
0.42%-7.625% 2009-2013 (3)	76,504	54,143	1.26
Other securities		818,324	5.45
		1,400,743	9.33

Health care - 8.49%
Tenet Healthcare Corp.:
8.875% 2019 (1)	158,730	168,254
7.375%-10.00% 2013-2018 (1)	78,785	80,748	1.66
Elan Finance PLC and Elan Finance Corp.:
8.875% 2013	70,975	71,862
4.44%-8.75% 2011-2016 (1) (3) (8)	133,163	131,124	1.35
HCA Inc.:
Term Loan B1, 2.533% 2013 (3) (4) (5)	25,788	24,409
7.875%-9.625% 2014-2020 (1) (3) (6)	129,036	133,354	1.05
HealthSouth Corp.:
7.218% 2014 (3)	57,305	56,445
10.75% 2016	76,190	83,047
Term Loan B, 2.55% 2013 (3) (4) (5)	12,698	12,247	1.01
VWR Funding, Inc. 11.25% 2015 (3) (6)	119,260	109,421	.73
PTS Acquisition Corp. 9.50% 2015 (3) (6)	86,500	75,688	.50
Bausch & Lomb Inc. 9.875% 2015	53,025	55,809	.37
Other securities		273,436	1.82
		1,275,844	8.49

Information technology - 7.24%
NXP BV and NXP Funding LLC:
10.00% 2013 (9)	77,049	76,375
7.875% 2014	111,615	88,176
9.50% 2015	112,265	74,937
3.259% 2013 (3)	64,365	46,745
3.746%-8.625% 2013-2015 (3)	€95,203	94,564	2.53
Freescale Semiconductor, Inc.:
8.875% 2014	$85,928	66,164
Term Loan B, 12.50% 2014 (4) (5)	63,687	64,218
Term Loan B, 2.011% 2013 (3) (4) (5)	30,020	24,129
4.174%-10.125% 2014-2016 (3) (6)	106,998	73,411	1.52
Sanmina-SCI Corp.:
8.125% 2016	87,707	82,444
3.049%-6.75% 2010-2014 (1) (3) (8)	73,080	67,932	1.00
First Data Corp., Term Loan B2, 3.036% 2014 (3) (4) (5)	79,514	68,670	.46
Other securities		259,059	1.73
		1,086,824	7.24

Materials - 4.58%
Georgia Gulf Corp., Term Loans 6.50%-10.00% 2011-2013 (3) (4) (5) (10) (11)	45,137	43,341	.29
Other securities		644,586	4.29
		687,927	4.58

Utilities - 4.41%
Edison Mission Energy 7.00%-7.75% 2013-2027	194,075	162,015
Midwest Generation, LLC, Series B, 8.56% 2016 (4)	48,812	49,544
Homer City Funding LLC 8.734% 2026 (4)	9,104	8,604	1.47
Intergen Power 9.00% 2017 (1)	74,950	77,573	.52
Other securities		365,194	2.42
		662,930	4.41

Consumer staples - 3.31%
Other securities		497,846	3.31

Energy - 2.55%
Other securities		383,086	2.55

Total corporate bonds, notes & loans		11,997,830	79.87

Bonds & notes of governments & government agencies outside the U.S. - 2.84%
Other securities		426,331	2.84

Mortgage-backed obligations - 1.42%
Other securities		213,735	1.42

Other - 0.44%
U.S. Treasury 1.375%-6.00% 2012-2026	51,000	56,546	.38
Other securities		8,679	.06
		65,225	.44

Total bonds, notes & other debt instruments (cost: $12,624,510,000)		12,703,121	84.57

	Principal		Percent
	amount	Value	of net
Convertible securities - 1.07%	(000)	(000)	assets

Other - 1.05%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$61,000	$59,170	.40%
Other securities		97,931	.65
		157,101	1.05

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		3,469	.02

Total convertible securities (cost: $136,207,000)		160,570	1.07

	Shares		Percent
		Value	of net
Preferred securities - 0.99%		(000)	assets

Financials - 0.99%
Other securities		$148,754	.99%

Total preferred securities (cost: $192,056,000)		148,754	.99

	Shares		Percent
		Value	of net
Common stocks - 2.27%		(000)	assets

Other - 2.27%
Georgia Gulf Corp. (8) (9) (10) (12)	4,809,206	$129,848	.87%
Ford Motor Co. (12)	1,620,210	11,682	.08%
Sprint Nextel Corp., Series 1 (12)	777,508	3,071	.02%
Other securities		196,078	1.30%

Total common stocks (cost: $319,188,000)		340,679	2.27

	Shares		Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		$230	.00%

Total warrants (cost: $723,000)		230	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 11.09%	(000)	(000)	assets

U.S. Treasury Bills 0.18%-0.34% due 10/15/2009-7/15/2010	$456,000	$455,125	3.03%
Freddie Mac 0.16%-0.245% due 10/5/2009-4/19/2010	337,622	337,407	2.25
Federal Home Loan Bank 0.15%-0.20% due 10/21-12/16/2009	236,091	236,056	1.57
Fannie Mae 0.17%-0.54% due 11/4/2009-7/13/2010	142,342	142,288	.95
Abbott Laboratories 0.14%-0.20% due 10/14-12/1/2009 (1)	84,348	84,325	.56
Coca-Cola Co. 0.23%-0.25% due 11/13/2009-1/13/2010 (1)	83,200	83,142	.55
Private Export Funding Corp. 0.19%-0.24% due 10/19-12/1/2009 (1)	78,400	78,380	.52
Other securities		249,245	1.66

Total short-term securities (cost: $1,665,706,000)		1,665,968	11.09

Total investment securities (cost: $14,938,390,000)		15,019,322	99.99
Other assets less liabilities		1,434	.01

Net assets		$15,020,756	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2009, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/09 (000)
Georgia Gulf Corp. (8) (9) (12)	-	4,809,206	-	4,809,206	$-	$129,848
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011 (3) (4) (5) (11)	$-	$25,640,000	$-	$25,640,000	291	24,102
Georgia Gulf Corp., Term Loan B, 10.00% 2013 (3) (4) (5)	$-	$19,496,523	$-	$19,496,523	772	19,239
American Media Operation 14.00% 2013 (1) (3) (6)	$-	$44,909,399	$-	$44,909,399	5,451	28,293
American Media Operation 9.00% 2013 (1) (6)	$-	$3,249,793	$-	$3,249,793	317	2,015
American Media Operations, Inc. (1) (8) (12)	-	823,272	-	823,272	-	8
ZiLOG, Inc. (12)	1,140,500	-	-	1,140,500	-	2,954
Clarent Hospital Corp. (8) (12)	576,849	-	-	576,849	-	29
					$6,831	$206,488

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,456,656,000, which represented 23.01% of the net assets of the fund.

(2) Scheduled interest and/or principal payment was not received.
(3) Coupon rate may change periodically.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,206,728,000, which represented 8.03% of the net assets of the fund.

(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Step bond; coupon rate will increase at a later date.
(8) Valued under fair value procedures adopted by authority of the board of trustees.The total value of all such securities, including those in "Other securities," was $402,339,000, which represented 2.68% of the net assets of the fund.

(9) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

Georgia Gulf Corp.	9/28/2006-7/29/2009	$85,188	$129,848	.87%
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	60,765	76,375	.51
Other restricted securities		62,088	37,920	.25
Total restricted securities		$208,041	$244,143	1.63%

(10) Represents an affiliated company as defined under the Investment Company Act of 1940.
(11) Unfunded loan commitment; the total value of all unfunded loan commitments was $12,679,000, which represented .08% of the net assets of the fund.
(12) Security did not produce income during the last 12 months.

Key to symbols

€ = Euros
£ = British pounds

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,769,010)	$14,812,834
Affiliated issuers (cost: $169,380)	206,488	$15,019,322
Unrealized appreciation on open forward currency contracts		41
Receivables for:
Sales of investments	33,730
Sales of fund's shares	33,446
Dividends and interest	285,732	352,908
		15,372,271
Liabilities:
Unrealized depreciation on open forward currency contracts		163
Payables for:
Purchases of investments	221,694
Bank overdraft	78,430
Repurchases of fund's shares	34,271
Dividends on fund's shares	6,131
Closed forward currency contracts	23
Investment advisory services	3,907
Services provided by affiliates	5,823
Trustees' deferred compensation	140
Other	933	351,352
Net assets at September 30, 2009		$15,020,756

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,685,990
Distributions in excess of net investment income		(16,338)
Accumulated net realized loss		(1,730,256)
Net unrealized appreciation		81,360
Net assets at September 30, 2009		$15,020,756

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,460,310 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$10,274,019	998,835	$10.29
Class B	549,822	53,453	10.29
Class C	1,212,974	117,925	10.29
Class F-1	1,481,973	144,077	10.29
Class F-2	340,867	33,139	10.29
Class 529-A	171,725	16,695	10.29
Class 529-B	21,879	2,127	10.29
Class 529-C	67,891	6,600	10.29
Class 529-E	9,416	915	10.29
Class 529-F-1	7,576	737	10.29
Class R-1	17,766	1,727	10.29
Class R-2	169,749	16,503	10.29
Class R-3	272,343	26,477	10.29
Class R-4	171,610	16,684	10.29
Class R-5	202,421	19,679	10.29
Class R-6	48,725	4,737	10.29

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $10.69 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S.
taxes of $26; also includes
$6,831 from affiliates)	$1,144,154
Dividends	7,321	$1,151,475

Fees and expenses*:
Investment advisory services	40,374
Distribution services	38,211
Transfer agent services	12,060
Administrative services	5,771
Reports to shareholders	982
Registration statement and prospectus	2,385
Trustees' compensation	117
Auditing and legal	133
Custodian	237
State and local taxes	118
Other	765
Total fees and expenses before reimbursements/waivers	101,153
Less reimbursements/waivers of fees and expenses:
Investment advisory services	941
Administrative services	278
Total fees and expenses after reimbursements/waivers		99,934
Net investment income		1,051,541

Net realized loss and unrealized
appreciation on investments, forward currency contracts
and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $173; also includes $3 net loss from affiliates)	(1,492,307)
Forward currency contracts	(1,393)
Currency transactions	(3,902)	(1,497,602)
Net unrealized appreciation (depreciation) on:
Investments	2,453,765
Forward currency contracts	(782)
Currency translations	1,793	2,454,776
Net realized loss and
unrealized appreciation
on investments, forward currency contracts and currency		957,174
Net increase in net assets resulting
from operations		$2,008,715

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$1,051,541	$1,021,310
Net realized loss on investments, forward currency contracts and currency transactions	(1,497,602)	(210,963)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	2,454,776	(2,410,161)
Net increase (decrease) in net assets resulting from operations	2,008,715	(1,599,814)

Dividends and distributions paid or accrued to
shareholders
Dividends from net investment income	(1,103,307)	(1,018,627)
Distributions from net realized gain on investments	-	(25,932)
Total dividends and distributions paid or accrued to shareholders	(1,103,307)	(1,044,559)

Net capital share transactions	2,587,103	887,582

Total increase (decrease) in net assets	3,492,511	(1,756,791)

Net assets:
Beginning of year	11,528,245	13,285,036
End of year (including distributions in excess of and undistributed
net investment income:$(16,338) and $42,869, respectively)	$15,020,756	$11,528,245

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or prices changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $7,225,000 from distributions in excess of net investment income to accumulated net realized loss and $216,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$43,455
Post-October currency loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(14,028)
Capital loss carryforward expiring 2017†	(407,267)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(1,259,044)
Gross unrealized appreciation on investment securities	915,104
Gross unrealized depreciation on investment securities	(923,224)
Net unrealized depreciation on investment securities	(8,120)
Cost of investment securities	15,027,442

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2009			Year ended September 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$773,043	-	$773,043	$730,206	$18,402	$748,608
Class B	43,681	-	43,681	49,409	1,431	50,840
Class C	78,706	-	78,706	72,541	2,038	74,579
Class F-1	112,760	-	112,760	102,194	2,457	104,651
Class F-2*	13,372	-	13,372	89	-	89
Class 529-A	12,208	-	12,208	10,246	252	10,498
Class 529-B	1,579	-	1,579	1,467	41	1,508
Class 529-C	4,466	-	4,466	3,831	106	3,937
Class 529-E	670	-	670	559	14	573
Class 529-F-1	552	-	552	475	11	486
Class R-1	1,104	-	1,104	919	25	944
Class R-2	11,518	-	11,518	10,006	274	10,280
Class R-3	18,748	-	18,748	15,162	381	15,543
Class R-4	12,118	-	12,118	10,337	246	10,583
Class R-5	17,558	-	17,558	11,186	254	11,440
Class R-6†	1,224	-	1,224	-	-	-
Total	$1,103,307	-	$1,103,307	$1,018,627	$25,932	$1,044,559

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $941,000. As a result, the fee shown on the accompanying financial statements of $40,374,000, which was equivalent to an annualized rate of 0.363%, was reduced to $39,433,000, or 0.354% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2009, the total administrative services fees paid by CRMC were $278,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$19,015	$11,366	Not applicable	Not applicable	Not applicable
Class B	4,633	694	Not applicable	Not applicable	Not applicable
Class C	8,553	Included in administrative services	$1,285	$236	Not applicable
Class F-1	2,732		1,691	236	Not applicable
Class F-2	Not applicable		196	16	Not applicable
Class 529-A	259		125	26	$122
Class 529-B	170		17	8	17
Class 529-C	485		50	19	49
Class 529-E	34		7	1	7
Class 529-F-1	-		6	1	5
Class R-1	122		12	16	Not applicable
Class R-2	930		186	609	Not applicable
Class R-3	975		282	162	Not applicable
Class R-4	303		174	22	Not applicable
Class R-5	Not applicable		169	12	Not applicable
Class R-6*	Not applicable		7	-†	Not applicable
Total	$38,211	$12,060	$4,207	$1,364	$200
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $117,000, shown on the accompanying financial statements, includes $131,000 in current fees (either paid in cash or deferred) and a net decrease of $14,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$-	$11,896,018	$101,812	$11,997,830
Bonds & notes of governments & government agencies outside the U.S.	-	426,331	-	426,331
Mortgage-backed obligations	-	213,735	-	213,735
Other	-	65,225	-	65,225
Convertible securities	16,503	144,067	-	160,570
Preferred securities	-	148,754	-	148,754
Common stocks	210,109	130,406	164	340,679
Warrants	1	-	229	230
Short-term securities	-	1,665,968	-	1,665,968
Total	$226,613	$14,690,504	$102,205	$15,019,322

	Level 1	Level 2	Level 3	Total
Forward currency contracts (*)	-	$(122)	-	$(122)

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2009 (dollars in thousands):

	Beginning value at 10/1/2008	Net purchases and sales	Net realized gain (†)	Net unrealized appreciation (†)	Net transfers into Level 3	Ending value at 9/30/2009
Investment securities	$67,983	$10,007	$4,721	$3,768	$15,726	$102,205

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2009 (dollars in thousands) (†):						$8,982

(*) Forward currency contracts are not included in the investment portfolio.
(†) Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$3,153,668	371,762	$647,705	76,450	$(2,194,686)	(255,978)	$1,606,687	192,234
Class B	108,890	12,953	34,327	4,084	(164,888)	(19,243)	(21,671)	(2,206)
Class C	433,641	50,441	60,856	7,170	(244,407)	(28,586)	250,090	29,025
Class F-1	783,541	93,073	90,817	10,741	(678,655)	(80,004)	195,703	23,810
Class F-2	312,188	36,051	9,800	1,089	(49,240)	(5,357)	272,748	31,783
Class 529-A	47,842	5,592	12,189	1,436	(20,124)	(2,326)	39,907	4,702
Class 529-B	3,755	445	1,577	187	(2,874)	(335)	2,458	297
Class 529-C	20,117	2,338	4,456	526	(10,235)	(1,195)	14,338	1,669
Class 529-E	2,574	304	670	79	(1,226)	(142)	2,018	241
Class 529-F-1	2,633	309	549	65	(1,651)	(195)	1,531	179
Class R-1	8,045	928	1,081	127	(4,453)	(516)	4,673	539
Class R-2	64,190	7,450	11,458	1,355	(43,464)	(5,051)	32,184	3,754
Class R-3	149,245	17,754	18,673	2,198	(99,770)	(12,006)	68,148	7,946
Class R-4	75,335	8,636	12,091	1,427	(50,394)	(5,883)	37,032	4,180
Class R-5	163,896	19,818	16,646	1,969	(141,365)	(16,054)	39,177	5,733
Class R-6(2)	41,389	4,663	1,199	124	(508)	(50)	42,080	4,737
Total net increase
(decrease)	$5,370,949	632,517	$924,094	109,027	$(3,707,940)	(432,921)	$2,587,103	308,623

Year ended September 30, 2008
Class A	$1,832,026	159,405	$607,542	53,246	$(2,022,226)	(176,467)	$417,342	36,184
Class B	58,432	5,104	37,258	3,262	(158,870)	(13,890)	(63,180)	(5,524)
Class C	246,125	21,376	55,146	4,833	(250,750)	(21,944)	50,521	4,265
Class F-1	734,169	63,613	80,516	7,080	(507,861)	(44,805)	306,824	25,888
Class F-2(3)	15,292	1,418	62	6	(708)	(68)	14,646	1,356
Class 529-A	28,484	2,472	10,354	909	(16,441)	(1,438)	22,397	1,943
Class 529-B	2,433	211	1,488	130	(2,201)	(193)	1,720	148
Class 529-C	13,564	1,179	3,879	340	(9,536)	(836)	7,907	683
Class 529-E	1,899	165	565	50	(1,241)	(110)	1,223	105
Class 529-F-1	1,651	143	479	42	(944)	(81)	1,186	104
Class R-1	5,262	459	908	80	(4,723)	(410)	1,447	129
Class R-2	52,030	4,528	10,105	886	(44,002)	(3,829)	18,133	1,585
Class R-3	103,670	8,970	15,333	1,345	(78,446)	(6,830)	40,557	3,485
Class R-4	71,390	6,189	10,447	917	(47,098)	(4,125)	34,739	2,981
Class R-5	91,071	7,933	10,522	925	(69,473)	(6,009)	32,120	2,849
Total net increase
(decrease)	$3,257,498	283,165	$844,604	74,051	$(3,214,520)	(281,035)	$887,582	76,181

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,221,997,000 and $4,046,632,000, respectively, during the year ended September 30, 2009.

8. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of September 30, 2009, the fund had open open forward currency contracts to sell currencies as follows (amounts in thousands):

		Contract Amount		Unrealized (depreciation) appreciation at
Sales:	Settlement date	Receive	Deliver	September 30, 2009

Euros	10/15/2009	$14,510	€10,000	$(132)
Euros	10/15/2009	$2,612	€1,800	(23)
Euros	10/19/2009	$220	€150	1
Euros	10/19/2009	$1,471	€1,000	7
Euros	10/21/2009	$221	€150	2
Euros	10/23/2009	$10,815	€7,365	31
Euros	10/30/2009	$3,433	€2,350	(8)
Euros	12/2/2009	$1,098	€750	-
Forward currency contracts - net				$(122)

9. Subsequent events

As of November 12, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2009	$10.01	$.83	$.33	$1.16	$(.88)	$-	$(.88)	$10.29	14.03%	$10,274	.80%	.79%	9.57%
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516	.69	.66	7.35
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.26	8,285	.69	.65	7.52
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	-	(.89)	12.27	7.54	7,448	.68	.65	7.17
Class B:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	-	(.85)	12.30	7.44	760	1.46	1.42	6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	-	(.80)	12.27	6.72	771	1.45	1.43	6.39
Class C:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.39	871	1.50	1.46	6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.65	804	1.51	1.49	6.32
Class F-1:
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166	.70	.67	7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.23	846	.71	.68	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	637	.76	.74	7.07
Class F-2:
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124	.76	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.21	92	.74	.70	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.44	66	.77	.75	7.09
Class 529-B:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.30	18	1.58	1.55	6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.52	15	1.64	1.61	6.22
Class 529-C:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.31	40	1.57	1.54	6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.53	32	1.63	1.60	6.23
Class 529-E:
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	-	(.90)	12.30	7.88	5	1.05	1.01	7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.09	4	1.10	1.07	6.77

Class 529-F-1:
Year ended 9/30/2009	$10.01	$.84	$.33	$1.17	$(.89)	$-	$(.89)	$10.29	14.23%	$7	.63%	.62%	9.72%
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6	.54	.51	7.51
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	-	(.96)	12.30	8.41	4	.55	.52	7.66
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	3	.75	.72	7.13
Class R-1:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.35	8	1.59	1.50	6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	-	(.78)	12.27	6.61	6	1.61	1.52	6.35
Class R-2:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.37	106	1.90	1.48	6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.64	74	1.94	1.49	6.36
Class R-3:
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	-	(.89)	12.30	7.84	134	1.08	1.05	7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.06	97	1.13	1.10	6.74
Class R-4:
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118	.75	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.19	73	.75	.72	7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.46	42	.75	.72	7.14
Class R-5:
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137	.44	.41	7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	-	(.97)	12.30	8.51	84	.46	.42	7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	-	(.92)	12.27	7.78	63	.46	.43	7.37
Class R-6:
Period from 5/1/2009 to 9/30/2009	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	35%	42%	41%	39%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 12, 2009

Tax information
    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Qualified dividend income	$17,507,000
Corporate dividends received deduction	$13,856,000
U.S. government income that may be exempt from state taxation	$3,724,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.